                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-41034
                                                               File No. 811-6324

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /X/

     Pre-Effective Amendment No.
                                  --------
                                                                       / /

     Post-Effective Amendment No.   27                                 /X/
                                  ------

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/

    Amendment No.   27
                  -----

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      2005 Market Street, Philadelphia, Pennsylvania        19103-7094
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

      Richelle S. Maestro, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            January 31, 2002
                                                                ----------------

It is proposed that this filing will become effective:


                             immediately upon filing pursuant to paragraph (b)
                  --------

                     X       on January 31, 2002 pursuant to paragraph (b)
                  --------

                             60 days after filing pursuant to paragraph (a)(1)
                  ---------

                             on (date) pursuant to paragraph (a)(1)
                  ---------

                             75 days after filing pursuant to paragraph (a)(2)
                  ---------

                             on (date) pursuant to paragraph (a)(2) of Rule 485
                  ---------

If appropriate, check the following box:

                  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---



     This Post-Effective Amendment No. 27 to Registration File No. 33-41034 includes the following:


               1.     Facing Page

               2.     Contents Page

               3.     Part A - Prospectuses

               4.     Part B - Statement of Additional Information

               5.     Part C - Other Information

               6.     Signatures

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

International

Prospectus
January 31, 2002

Delaware
International Value Equity Fund
Emerging Markets Fund
International Small Cap Value Fund

Class A o Class B o Class C

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Fund profiles                                              page 2
Delaware International Value Equity Fund                        2
Delaware Emerging Markets Fund                                  4
Delaware International Small Cap Value Fund                     6
 ................................................................................
How we manage the Funds                                    page 8
Our investment strategies                                       8
The securities we typically invest in                          11
The risks of investing in the Funds                            15
 ................................................................................
Who manages the Funds                                     page 18
Investment manager                                             18
Portfolio managers                                             18
Who's who?                                                     20
 ................................................................................
About your account                                        page 21
Investing in the Funds                                         21
   Choosing a share class                                      21
How to reduce your sales charge                                23
How to buy shares                                              24
Retirement plans                                               25
How to redeem shares                                           26
Account minimums                                               27
Special services                                               28
Dividends, distributions and taxes                             29
 ................................................................................
Other investment policies and
   risk considerations                                    page 30
 ................................................................................
Certain management considerations                         page 31
 ................................................................................
Financial highlights                                      page 32

Profile: Delaware International Value Equity Fund

What is the Fund's goal?

     Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will invest in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (the "80% policy"). The Fund will invest primarily in issuers located outside the United States.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. We also evaluate other value characteristics, such as relative price-to-earnings, book-to-price, and cash flow-to-price ratios.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because we believe these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 15.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware International Value Equity Fund performed?

Year-by-year total return (Class A)

-1.46%   28.20%    1.65%    11.52%    20.23%    4.26%    9.03%    13.78%    -1.20%   -12.71%
--------------------------------------------------------------------------------------------
 1992      1993     1994      1995      1996     1997     1998      1999     2000      2001


This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-year, five-year, ten-year and lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps, if any, in effect during the periods. The returns would be lower without the voluntary caps. There is no longer a cap in place for this Fund.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 13.35% for the quarter ended December 31, 1998 and its lowest quarterly return was -13.72% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

--------------------------------------------------------------------------------

                                                                       Average annual returns for periods ending 12/31/01

  CLASS                                      A                    B                       C
                                                       (if redeemed)*          (if redeemed)*      Morgan Stanley Capital
                           (Inception 10/31/91)    (Inception 9/6/94)     (Inception 11/29/95)   International EAFE Index
  -----------------------------------------------------------------------------------------------------------------------
  1 year                               -17.71%               -17.52%                  -14.23%                     -21.21%
  5 years                                1.01%                 1.17%                    1.49%                       1.17%
  10 years                               6.11%                   N/A                      N/A                       4.76%
  Lifetime**                             6.12%                 3.91%                    4.70%                       4.72%

The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.
* If shares were not redeemed, the returns for Class B would be -13.31%, 1.49% and 3.91%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be -13.39%, 1.49% and 4.70%, respectively, for the one-year, five-year and lifetime periods.
** The Morgan Stanley Capital International EAFE Index return shown is for the
   Class A lifetime period. The Index returns for Class B and Class C lifetime periods were 3.08% and 2.66%, respectively.

What are Delaware International Value Equity
Fund's fees and expenses?                      CLASS                                                  A           B            C
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly           Maximum sales charge (load) imposed on
from your investments when you buy or             purchases as a percentage of offering price        5.75%       none         none
sell shares of the Fund.                       Maximum contingent deferred sales charge (load)
                                                  as a percentage of original purchase price or
                                               redemption price, whichever is lower                  none(1)      5%(2)       1%(3)
                                               Maximum sales charge (load) imposed on
                                                  reinvested dividends                               none        none         none
                                               Redemption fees                                       none        none         none
------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are             Management fees                                       0.85%       0.85%        0.85%
deducted from the Fund's assets.               Distribution and service (12b-1) fees                 0.30%       1.00%        1.00%
                                               Other expenses                                        0.84%       0.84%        0.84%
                                               Total operating expenses                              1.99%       2.69%        2.69%


                                               CLASS(5)                 A            B               B           C              C
                                                                                          (if redeemed)              (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help               1 year                 $765        $272            $772        $272           $372
you compare the cost of investing              3 years              $1,164        $835          $1,135        $835           $835
in the Fund to the cost of                     5 years              $1,586      $1,425          $1,625      $1,425         $1,425
investing in other mutual funds                10 years             $2,759      $2,853          $2,853      $3,022         $3,022
with similar investment objectives.
We show the cumulative amount of
Fund expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.(4) This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(5) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Emerging Markets Fund

What is the Fund's goal?

     Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Fund's net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (the "80% policy").

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because the Fund invests primarily in emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries we believe because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 15.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Emerging Markets Fund performed?

Year-by-year total return (Class A)

  1.33%     -36.40%     54.48%     -24.36%      5.02%
  ---------------------------------------------------
  1997        1998       1999        2000       2001

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 25.52% for the quarter ended June 30, 1999 and its lowest quarterly return was -26.03% for the quarter ended June 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown on page 5 do include the sales charge.

                                                                               Average annual returns for periods ending 12/31/01

  CLASS                                             A                     B                   C                    Morgan Stanley
                                                                                                            Capital International
                                                             (if redeemed)*       (if redeemed)*      Emerging Markets Free Index
  -------------------------------------------------------------------------------------------------------------------------------
                                  (Inception 6/10/96)   (Inception 6/10/96)  (Inception 6/10/96)
  1 year                                       -1.02%                -0.89%                3.11%                           -2.37%
  5 years                                      -5.70%                -5.63%               -5.30%                           -5.74%
  Lifetime (inception 6/10/96)                 -4.93%                -4.75%               -4.62%                           -4.06%

The Fund's returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

* If shares were not redeemed, the returns for Class B would be 4.11%, -5.28% and -4.59%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be 4.11%, -5.30% and -4.62%, respectively, for the one-year, five-year and lifetime periods.

What are Delaware Emerging Markets Fund's
fees and expenses?                            CLASS                                                   A          B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid                   Maximum sales charge (load) imposed on
directly from your investments when              purchases as a percentage of offering price       5.75%       none         none
you buy or sell shares of the Fund.           Maximum contingent deferred sales charge (load)
                                                 as a percentage of original purchase price or
                                              redemption price, whichever is lower                 none(1)      5%(2)        1%(3)
                                              Maximum sales charge (load) imposed on
                                                 reinvested dividends                              none        none         none
                                              Redemption fees                                      none        none         none
------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are            Management fees                                      1.25%       1.25%        1.25%
deducted from the Fund's assets.              Distribution and service (12b-1) fees                0.30%(4)    1.00%        1.00%
                                              Other expenses                                       1.18%       1.18%        1.18%
                                              Total annual fund operating expenses                 2.73%       3.43%        3.43%
                                              Fee waivers and payments(5)                         (0.73%)     (0.73%)      (0.73%)
                                              Net expenses                                         2.00%(6)    2.70%        2.70%


                                              CLASS(8)                A             B              B            C              C
                                                                                        (if redeemed)                (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help              1 year                $766          $273          $773         $273            $373
you compare the cost of investing             3 years             $1,308          $986        $1,286         $986            $986
in the Fund to the cost of                    5 years             $1,876        $1,721        $1,921       $1,721          $1,721
investing in other mutual funds               10 years            $3,410        $3,505        $3,505       $3,663          $3,663
with similar investment objectives.
We show the cumulative amount of
Fund expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.(7) This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The distributor has agreed to waive a portion of Class A 12b-1 fees through January 31, 2003 in order to prevent these fees from exceeding 0.25% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2003, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.70% of average daily net assets.
(6) Had the voluntary waiver described in footnote 4 had been included, net expenses would have been 1.95%.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with investment management expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware International Small Cap Value Fund

What is the Fund's goal?

     Delaware International Small Cap Value Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware International Small Cap Value Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $2.5 billion or less (at the time of purchase).

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, at least 80% of the Fund's net assets will be in investments of small capitalization companies (the "80% policy"). The Fund will invest primarily in issuers located outside the United States.

By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which, in the opinion of the manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. We will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which we believe will benefit from these trends. In addition, we will consider the financial strength of the company or its industry. We may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The Fund may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's investments. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Investments in smaller capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. The high-yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 15.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware International Small Cap Value Fund performed?

Year-by-year total return (Class A)

5.83%      23.20%      -2.66%      -5.91%
-----------------------------------------
1998        1999        2000        2001

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Class A shares have varied for the past four calendar years, as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see the footnotes 4 and 5 on page 7 for additional information about the expense caps.

During the periods illustrated in this bar chart, the Class A's highest quarterly return was 19.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -15.22% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

--------------------------------------------------------------------------------

                                                                      Average annual returns for periods ending 12/31/01

  CLASS                             A                     B                    C                          Salomon Smith
                                                                                      Morgan Stanley       Barney World
                                               (if redeemed)*        (if redeemed)     *EAFE Index**        Ex-US EMI**
  ---------------------------------------------------------------------------------------------------------------------
                  (Inception 12/19/97)   (Inception 9/28/01)   (Inception 9/28/01)
  1 year                      -11.37%                   N/A                   N/A          -21.21%            -15.69%
  Lifetime                      3.21%                 2.08%                  6.08%           0.95%              1.16%

The Fund's returns are compared to the performance of the Morgan Stanley EAFE (Europe, Australasia, Far East) Index and the Salomon Smith Barney World Ex-US EMI (Extended Market Index). The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Salomon Smith Barney World Ex-US EMI consists primarily of smaller stocks from developed foreign countries. You should remember that unlike the Fund, each index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund's returns shown immediately above. Like the bar chart and table above, these returns reflect expense caps in effect during the periods. The returns would have been lower without the expense caps. Please see footnotes 4 and 5 below for additional information about the expense caps.
* If shares were not redeemed, the returns for Class B and Class C lifetime periods was 7.08%.
** The Morgan Stanley Capital International Emerging Markets Free Index return shown is for the Class A lifetime period. The Index returns for Class B and Class C lifetime periods was 6.98%. The Salomon Smith Barney World Ex-US EMI return shown is for the Class A lifetime period. The Index returns for Class B and Class C lifetime periods was 8.26%.

What are the Fund's fees and expenses?      CLASS                                                    A           B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid                 Maximum sales charge (load) imposed on
directly from your investments when            purchases as a percentage of offering price        5.75%        none         none
you buy or sell shares of the Fund.         Maximum contingent deferred sales charge (load)
                                               as a percentage of original purchase price or
                                            redemption price, whichever is lower                   none(1)       5%(2)        1%(3)
                                            Maximum sales charge (load) imposed on
                                               reinvested dividends                                none        none         none
                                            Redemption fees                                        none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are          Management fees                                       1.25%       1.25%        1.25%
deducted from the Fund's assets.            Distribution and service (12b-1) fees                 0.25%(4)    1.00%        1.00%
                                            Other expenses(5)                                     0.97%       0.97%        0.97%
                                            Total annual fund operating expenses                  2.47%       3.22%        3.22%
                                            Fee waivers and payments(6)                          (0.97%)     (0.97%)      (0.97%)
                                            Net expenses                                          1.50%       2.25%        2.25%

                                            CLASS(8)             A           B               B             C                 C
                                                                                   (if redeemed)                  (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help            1 year             $719        $228            $728          $228             $328
you compare the cost of investing           3 years          $1,213        $902          $1,202          $902             $902
in the Fund to the cost of                  5 years          $1,732      $1,599          $1,799        $1,599           $1,599
investing in other mutual funds             10 years         $3,151      $3,282          $3,282        $3,455           $3,455
with similar investment objectives.
We show the cumulative amount of
Fund expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.(7) This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Class A shares are subject to a 12b-1 fee of 0.30% (currently fixed at 0.25% by the Board of Trustees) of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor waived the 12b-1 fees from the date of the Fund's inception through September 20, 2001. Had the 12b-1 fees not been waived, the Fund's returns shown above would have been lower.
(5) For Class A, other expenses and total annual fund operating expenses have been restated to reflect current fees and expenses. For Class B and Class C, other expenses are based on estimated amounts for the current fiscal year.
(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2003, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25% of average daily net assets. Had the investment management fees not been waived, the Fund's returns shown above would have been lower.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with investment management expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.
                                                                               7

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

Delaware International Value Equity Fund

Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds. We also evaluate other traditional value characteristics.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, France, Germany, Hong Kong, Japan, the Netherlands, New Zealand, Spain, and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Fund, seeking companies that we believe will perform well over the next three to five years.

Delaware Emerging Markets Fund

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

We consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; or

o  classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.


How to use
this glossary                Glossary A-C     Amortized cost                                Average maturity
                                              ---------------------------------------------------------------------
This glossary includes                        Amortized cost is a method used to value      An average of when the
definitions of investment                     a fixed-income security that starts with      individual bonds and
terms, many of which are                      the face value of the security and then       other debt securities
used throughout the                           adds or subtracts from that value             held in a portfolio will
Prospectus. If you would                      depending on whether the purchase price       mature.
like to know the meaning                      was greater or less than the value of
of an investment term                         the security at maturity. The amount
that is not explained in                      greater or less than the par value is
the text please check the                     divided equally over the time remaining
glossary.                                     until maturity.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela, and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for Delaware International Value Equity Fund, as described earlier in this Prospectus. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Bond                                                     Bond ratings                                  Capital
-----------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,       Independent evaluations of                    The amount of money
municipality or government agency. In return for         creditworthiness, ranging from Aaa/AAA        you invest.
lending money to the issuer, a bond buyer                (highest quality) to D (lowest quality).
generally receives fixed periodic interest               Bonds rated Baa/BBB or better are
payments and repayment of the loan amount on a           considered investment grade. Bonds rated
specified maturity date. A bond's price changes          Ba/BB or lower are commonly known as
prior to maturity and is inversely related to            junk bonds. See also Nationally
current interest rates. When interest rates rise,        recognized statistical ratings
bond prices fall, and when interest rates fall,          organization.
bond prices rise. See Fixed-income securities.

Delaware International Small Cap Value Fund

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

The equity securities in which the Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

In selecting investments for the Fund, the manager will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The manager uses the dividend discount analysis to compare the value of different investments. Using this technique, the manager looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the manager attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, France, Germany, Hong Kong, Japan, the Netherlands, New Zealand, Singapore, Switzerland, and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.


C-D   Capital appreciation            Capital gains distributions       Commission                       Compounding
------------------------------------------------------------------------------------------------------------------------------------
      An increase in the value of     Payments to mutual fund           The fee an investor pays to a    Earnings on an investment's
      an investment.                  shareholders of profits           financial advisor for            previous earnings.
                                      (realized gains) from the sale    investment advice and help in
                                      of a fund's portfolio             buying or selling mutual
                                      securities. Usually paid once     funds, stocks, bonds or other
                                      a year; may be either             securities.
                                      short-term gains or long-term
                                      gains.


The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the manager to be of equivalent quality and which present special investment risks. See High-yield, high risk securities.

For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Fund may also hold these securities pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The following chart provides a brief description of the securities that the Funds may invest in. The Funds holdings in will generally be denominated in a foreign currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
              Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware International      Delaware Emerging           Delaware International
                                                    Value Equity Fund           Markets Fund               Small Cap Value Fund
                                                  ----------------------------------------------------------------------------------
Common or ordinary stocks: Securities             The Funds will invest their assets in common or ordinary stocks, some of
that represent shares of ownership in a           which will be dividend-paying stocks.
corporation. Stockholders participate in
the corporation's profits and losses
indirectly, as the value of a
corporation's shares tends to change as
the corporation's earnings fluctuate.

Corporate bonds: Debt obligations issued          The Fund may make limited   The Fund may invest in      The Fund may invest up to
by U.S. or foreign corporations.                  use of foreign fixed        corporate obligations       15% of its net assets in
                                                  income securities, when     issued by emerging          foreign fixed-income
                                                  in our opinion,             country companies. These    securities, which may
                                                  attractive opportunities    bonds may be high risk,     include foreign corporate
                                                  exist relative to those     fixed-income securities.    bonds. These may be
                                                  available through equity                                high-risk, fixed income
                                                  securities.                                             securities.
------------------------------------------------------------------------------------------------------------------------------------


                             Contingent deferred
Consumer Price Index (CPI)   sales charge (CDSC)              Corporate bond             Currency exchange rates     Depreciation
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S.          Fee charged by some mutual       A debt security issued by  The price at which one      A decline in
inflation; represents the    funds when shares are redeemed   a corporation. See bond.   country's currency can be   an investment's
price of a basket of         (sold back to the fund) within                              converted into another's.   value.
commonly purchased goods.    a set number of years; an                                   This exchange rate varies
                             alternative method for                                      almost daily according to
                             investors to compensate a                                   a wide range of
                             financial advisor for advice                                political, economic, and
                             and service, rather than an                                 other factors.
                             up-front commission.


------------------------------------------------------------------------------------------------------------------------------------
              Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware International      Delaware Emerging           Delaware International
                                                    Value Equity Fund           Markets Fund               Small Cap Value Fund
                                                  ----------------------------------------------------------------------------------
                                                  Although not a principal                                Although not a principal
                                                  strategy of the Fund, for                               strategy of the Fund, for
                                                  temporary defensive                                     temporary defensive
                                                  purposes, the Fund may                                  purposes, the Fund may
                                                  invest all or a                                         invest all or a
                                                  substantial portion of                                  substantial portion of
                                                  its assets in corporate                                 its assets in corporate
                                                  obligations.                                            obligations rated AA or
                                                                                                          better by S&P and Aa or
                                                  All corporate debt will                                 better by Moody's, or if
                                                  be rated AA or better by                                unrated, determined to be
                                                  S&P and Aa or better by                                 of comparable quality.
                                                  Moody's, or if unrated,
                                                  determined to be of
                                                  comparable quality.

Foreign government securities: Debt               The Fund may make limited   The Fund may invest a       A portion of the Fund's
obligations issued by a government other          use of foreign fixed        portion of its assets in    assets may be invested in
than the United States or by an agency,           income securities, when     foreign governmental        foreign governmental
instrumentality or political subdivision          in our opinion,             securities issued           securities issued by
of such governments.                              attractive opportunities    primarily by emerging or    emerging or developed
                                                  exist relative to those     developing countries,       countries, which may be
                                                  available through equity    which may be lower rated,   lower rated, including
                                                  securities.                 including securities        securities rated below
                                                                              rated below investment      investment grade.
                                                  Although not a principal    grade.
                                                  strategy of the Fund, for                               Although not a principal
                                                  temporary defensive         Although not a principal    strategy of the Fund, for
                                                  purposes, the Fund may      strategy of the Fund, for   temporary defensive
                                                  invest all or a             temporary defensive         purposes, the Fund may
                                                  substantial portion of      purposes, the Fund may      invest all or a
                                                  its assets in high          invest all or a             substantial portion of
                                                  quality debt obligations    substantial portion of      its assets in high
                                                  of foreign governments,     its assets in high          quality debt obligations
                                                  their agencies,             quality debt obligations    of foreign governments,
                                                  instrumentalities and       of foreign governments,     their agencies,
                                                  political sub-divisions.    their agencies,             instrumentalities and
                                                                              instrumentalities and       political sub-divisions.
                                                                              political sub-divisions.

American Depositary Receipts (ADRs),              Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs,
European Depositary Receipts (EDRs), and          generally focusing on those whose underlying securities are issued by
Global Depositary Receipts (GDRs): ADRs           foreign entities. Sponsored depositary receipts are issued jointly by the
are receipts issued by a U.S. depositary          issuer of the underlying security and the depositary, and unsponsored
(usually a U.S. bank) and EDRs and GDRs           depositary receipts are issued by the depositary without the participation
are receipts issued by a depositary               of the issuer of the underlying security.
outside of the U.S. (usually a non-U.S.
bank or trust company or a foreign                To determine whether to purchase a security in a foreign market or through
branch of a U.S. bank). Depositary                a depositary receipt, we evaluate the price levels, the transaction costs,
receipts represent an ownership interest          taxes and administrative costs or other relevant factors involved with each
in an underlying security that is held            security to try to identify the most efficient choice.
by the depositary. Generally, the holder
of the depositary receipt is entitled to
all payments of interest, dividends or
capital gains that are made on the
underlying security.
------------------------------------------------------------------------------------------------------------------------------------

                                       Dividend
D-M   Diversification                  distribution                    Duration                       Expense ratio
------------------------------------------------------------------------------------------------------------------------------------
      The process of spreading         Payments to mutual fund         A measurement of a             A mutual fund's total
      investments among a number of    shareholders of dividends       fixed-income investment's      operating expenses, expressed
      different securities, asset      passed along from the fund's    price volatility. The larger   as a percentage of its total
      classes or investment styles     portfolio of securities.        the number, the greater the    net assets. Operating expenses
      to reduce the risks of                                           likely price change for a      are the costs of running a
      investing.                                                       given change in interest       mutual fund, including
                                                                       rates.                         management fees, offices,
                                                                                                      staff, equipment and expenses
                                                                                                      related to maintaining the
                                                                                                      fund's portfolio of securiti
                                                                                                      and distributing its shares.
                                                                                                      They are paid from the fund'
                                                                                                      assets before any earnings a
                                                                                                      distributed to shareholders.

------------------------------------------------------------------------------------------------------------------------------------
              Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware International      Delaware Emerging           Delaware International
                                                    Value Equity Fund           Markets Fund               Small Cap Value Fund
                                                  ----------------------------------------------------------------------------------
Foreign currency transactions: A forward          Although the Funds value their assets daily in U.S. dollars, they do not
foreign currency exchange contract                intend to convert their holdings of foreign currencies into U.S. dollars on a
involves an obligation to purchase or             daily basis. Each Fund will, however, from time to time, purchase or sell
sell a specific currency on a fixed               foreign currencies and/or engage in forward foreign currency exchange
future date at a price that is set at             transactions. Each Fund may conduct its foreign currency transactions on a
the time of the contract. The future              cash basis at the rate prevailing in the foreign currency exchange market or
date may be any number of days from the           through a forward foreign currency exchange contract or forward contract.
date of the contract as agreed by the
parties involved.                                 A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                                  "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.

Investment company securities: In some            The Fund may hold           The Fund may hold           The Fund may invest in
countries, investments by U.S. mutual             investment company          investment company          investment company
funds are generally made by purchasing            securities if we            securities if we            securities if we
shares of investment companies that in            believe the country         believe the country         believe the country
turn invest in the securities of such             offers good investment      offers good investment      offers good investment
countries.                                        opportunities. The          opportunities. Such         opportunities. The
                                                  Fund would generally        investment companies        Fund would generally
                                                  invest in closed-end        may be open-end or          invest in closed-end
                                                  investment companies.       closed-end investment       investment companies,
                                                  These investments           companies. These            but may also invest in
                                                  involve an indirect         investments involve an      open-end investment
                                                  payment of a portion        indirect payment of a       companies. These
                                                  of the expenses of the      portion of the              investments involve an
                                                  other investment            expenses of the other       indirect payment of a
                                                  companies, including        investment companies,       portion of the
                                                  their advisory fees.        including their             expenses of the other
                                                                              advisory fees.              investment companies,
                                                                                                          including their
                                                                                                          advisory fees.

High-yield, high risk fixed-income                The Fund does not make      The Fund may invest up      The Fund may invest up
securities: Securities that are rated             it a practice to            to 35% of its net           to 15% of its net
lower than BBB by S&P or Baa by Moody's,          invest in these             assets in high-yield,       assets in high-yield,
or if unrated, have equal quality. These          securities.                 high risk foreign           high risk foreign
securities may be issued by companies,                                        fixed-income                fixed-income
governments, or governmental entities of                                      securities.                 securities.
emerging or developing countries which
may be less creditworthy. A primary                                                                       The Fund will not
risk, which may be substantial, is that                                                                   purchase securities
these companies, governments or entities                                                                  rated lower than C by
may not be able to make interest or                                                                       S&P or Ca by Moody's
principal payments. An additional risk                                                                    or, if unrated,
is that the value of these securities                                                                     considered to be an
may decline significantly.                                                                                equivalent quality to
                                                                                                          such ratings by the
                                                                                                          manager.

Restricted securities: Privately placed           The Funds may invest in privately placed securities including those that are
securities whose resale is restricted             eligible for resale only among certain institutional buyers without
under securities law.                             registration, which are commonly known as Rule 144A Securities.

Illiquid securities: Securities that do           The Fund may invest up      The Fund may invest up to 15% of net assets
not have a ready market, and cannot be            to 10% of net assets        in illiquid securities.
easily sold within seven days at                  in illiquid
approximately the price that a fund has           securities.
valued them.
------------------------------------------------------------------------------------------------------------------------------------


Financial advisor          Fixed-income securities     Inflation                   Investment goal         Management fee
------------------------------------------------------------------------------------------------------------------------------------
Financial professional     With fixed-income           The increase in the cost    The objective, such     The amount paid by a
(e.g., broker, banker,     securities, the money you   of goods and services       as long-term capital    mutual fund to the
accountant, planner or     originally invested is      over time. U.S. inflation   growth or high          investment advisor for
insurance agent) who       paid back at a              is frequently measured by   current income, that    management services,
analyzes clients'          pre-specified maturity      changes in the Consumer     a mutual fund           expressed as an annual
finances and prepares      date. These securities,     Price Index (CPI).          pursues.                percentage of the fund's
personalized programs      which include government,                                                       average daily net assets.
to meet objectives.        corporate or municipal
                           bonds, as well as money
                           market securities,
                           typically pay a fixed
                           rate of return (often
                           referred to as interest).
                           See Bond.


------------------------------------------------------------------------------------------------------------------------------------
              Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware International      Delaware Emerging           Delaware International
                                                    Value Equity Fund           Markets Fund               Small Cap Value Fund
                                                  ----------------------------------------------------------------------------------

Repurchase agreements: An agreement between a     Typically, we use repurchase agreements as a short-term investment for a
buyer of securities, such as a fund, and a        Fund's cash position. In order to enter into these repurchase agreements, a
seller of securities in which the seller          Fund must have collateral of 102% of the repurchase price. The Funds will only
agrees to buy the securities back within a        enter into repurchase agreements in which the collateral is comprised of U.S.
specified time at the same price the buyer        government securities.
paid for them, plus an amount equal to an
agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to
cash.

Other securities: Each Fund is permitted to       The Fund may invest, for example, in                    The Fund may also
invest in other securities than those that        preferred stocks, convertible securities,               enter into put and
are listed here. More information about these     warrants, futures and options.                          call options, futures
securities can be found in the Statement of                                                               contracts and options
Additional Information.                                                                                   on futures contracts
                                                                                                          and options on foreign
                                                                                                          currencies.

------------------------------------------------------------------------------------------------------------------------------------

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities Each Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

Temporary defensive positions For temporary defensive purposes, each Fund may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities, or issued by U.S. companies. To the extent that the Fund does so, it may be unable to meet its investment objective.


                                                                       Morgan Stanley Capital International EAFE
M-N    Market capitalization              Maturity                     (Europe, Australasia, Far East) Index
       --------------------------------------------------------------------------------------------------------------------
       The value of a corporation         The length of time until     The Morgan Stanley Capital International EAFE
       determined by multiplying the      a bond issuer must repay     Index is an international index including
       current market price of a          the underlying loan          stocks traded on approximately 16 exchanges
       share of common stock by the       principal to bondholders.    in Europe, Australasia and the Far East,
       number of shares held by                                        weighted by capitalization.
       shareholders. A corporation
       with one million shares
       outstanding and the market
       price per share of $10 has a
       market capitalization of $10
       million.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware International      Delaware Emerging           Delaware International
                                                    Value Equity Fund           Markets Fund               Small Cap Value Fund
                                                  ----------------------------------------------------------------------------------

Market risk is the risk that all or a             We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a certain           appreciate over an extended time frame regardless of interim market
market--like the stock or bond market--or in      fluctuations. In deciding what portion of a Fund's portfolio should be
a certain country or region will decline in       invested in any individual country, we evaluate a variety of factors,
value because of factors such as economic         including opportunities and risks relative to other countries. We do not try
conditions, future expectations or investor       to predict overall stock market movements and do not trade for short-term
confidence.                                       purposes.

Industry and security risk is the risk that       We typically hold a number of different securities in a variety of sectors in
the value of securities in a particular           order to minimize the impact that a poorly performing security would have on a
industry or the value of an individual stock      Fund. This risk is more significant for Delaware Emerging Markets Fund, which
or bond will decline because of changing          is a non-diversified fund.
expectations for the performance of that
industry or for the individual company
issuing the stock or bond.

Emerging market risk is the possibility that      The Fund, to the            The Fund is subject to      The Fund may invest in
the risks associated with international           limited extent that it      this risk. Striving to      emerging market
investing will be greater in emerging markets     invests in emerging         manage this risk, the       securities. Striving
than in more developed foreign markets            markets, is subject to      portfolio managers          to manage this risk,
because, among other things, emerging markets     this risk. Striving to      carefully screen            the portfolio managers
may have less stable political and economic       manage this risk, the       securities within           carefully screen
environments.                                     portfolio managers          emerging markets and        securities within
                                                  carefully screen            attempt to consider         emerging markets and
                                                  securities within           material risks              attempt to consider
                                                  emerging markets and        associated with an          material risks
                                                  attempt to consider         individual company or       associated with an
                                                  material risks              bond issuer. We cannot      individual company or
                                                  associated with an          eliminate emerging          bond issuer.
                                                  individual company or       market risk and
                                                  bond issuer.                consequently encourage
                                                                              shareholders to invest
                                                                              in the Fund only if
                                                                              they have a long-term
                                                                              time horizon, over
                                                                              which the potential of
                                                                              individual securities
                                                                              is more likely to be
                                                                              realized.

Political risk is the risk that countries or      We evaluate the political situations in the countries where we invest and take
the entire region where we invest may             into account any potential risks before we select securities for the
experience political instability. This may        portfolio. However, there is no way to eliminate political risk when investing
cause greater fluctuation in the value and        internationally.
liquidity of our investments due to changes
in currency exchange rates, governmental
seizures or nationalization of assets.

Currency risk is the risk that the value of a     Each Fund may try to hedge its currency risk by purchasing foreign currency
fund's investments may be negatively affected     exchange contracts. If a Fund agrees to purchase or sell foreign securities at
by changes in foreign currency exchange           a pre-set price on a future date, the Fund may attempt to protect the value of
rates. Adverse changes in exchange rates may      a security it owns from future changes in currency rates. If a Fund has agreed
reduce or eliminate any gains produced by         to purchase or sell a security, it may also use foreign currency exchange
investments that are denominated in foreign       contracts to "lock-in" the security's price in terms of U.S. dollars or
currencies and may increase any losses.           another applicable currency. Each Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

------------------------------------------------------------------------------------------------------------------------------------


Morgan Stanley Capital International     NASD Regulation, Inc.
Emerging Markets Free Index              (NASDR(SM))             Nationally recognized statistical ratings organization (NRSRO)
------------------------------------------------------------------------------------------------------------------------------------
The Morgan Stanley International         The independent         A company that assesses the credit quality of bonds, commercial
Emerging Markets Free Index is a U.S.    subsidiary of the       paper, preferred and common stocks and municipal short-term
dollar dominated index comprised of      National Association    issues, rating the probability that the issuer of the debt will
stocks of countries with below           of Securities           meet the scheduled interest payments and repay the principal.
average per capita GDP as defined by     Dealers, Inc.           Ratings are published by such companies as Moody's Investors
the World Bank, foreign ownership        responsible for         Service, Inc. (Moody's), Standard & Poor's (S&P), Duff &
restrictions, a tax regulatory           regulating the          Phelps, Inc. (Duff), and Fitch, Inc. (Fitch).
environment, and greater perceived       securities industry.
market risk than in the developed
countries. Within this index, MSCI
aims to capture an aggregate of 60%
of local market capitalization.

------------------------------------------------------------------------------------------------------------------------------------
                Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware International      Delaware Emerging           Delaware International
                                                    Value Equity Fund           Markets Fund               Small Cap Value Fund
                                                  ----------------------------------------------------------------------------------

Information risk is the risk that foreign         We conduct fundamental research on the companies we invest in rather than
companies may be subject to different             relying solely on information available through financial reporting. As part
accounting, auditing and financial reporting      of our worldwide research process, we emphasize company visits. We believe
standards than U.S. companies. There may be       this will help us to better uncover any potential weaknesses in individual
less information available about foreign          companies.
issuers than domestic issuers. Furthermore,
regulatory oversight of foreign issuers may
be less stringent or less consistently
applied than in the United States.

Inefficient market risk is the risk that          The Funds will attempt to reduce these risks by investing in a number of
foreign markets may be less liquid, have          different countries, performing credit analysis and noting trends in the
greater price volatility, less regulation and     economy, industries and financial markets.
higher transaction costs than U.S. markets.

Small company risk is the risk that prices of     The Fund typically          The Fund may invest in      This is a significant
smaller companies may be more volatile than       focuses its investment      small companies and         risk for the Fund. The
larger companies because of limited financial     in larger companies.        would be subject to         Fund attempts to
resources or dependence on narrow product                                     this risk. We               reduce this risk by
lines.                                                                        typically hold a            diversifying
                                                                              number of different         investments.
                                                                              stocks in order to
                                                                              reduce the impact that
                                                                              one small company
                                                                              stock would have on
                                                                              the Fund.

Non-diversified fund risk is the risk that        The Fund is a               The Fund will not be        This Fund is a
non-diversified funds are believed to be          diversified fund, and       diversified under the       diversified fund, and
subject to greater risks because adverse          is not subject to this      1940 Act.                   is not subject to this
effects on their security holdings may affect     risk.                       Non-diversified             risk.
a larger portion of their overall assets.                                     investment companies
                                                                              have the flexibility
                                                                              to invest as much as
                                                                              50% of their assets in
                                                                              as few as two issuers
                                                                              with no single issuer
                                                                              accounting for more
                                                                              than 25% of the
                                                                              portfolio. The
                                                                              remaining 50% of the
                                                                              portfolio must be
                                                                              diversified so that no
                                                                              more than 5% of a
                                                                              fund's assets is
                                                                              invested in the
                                                                              securities of a single
                                                                              issuer, with certain
                                                                              exceptions.

Interest rate risk is the risk that               The Funds are generally less affected by interest rate risk than other risks
securities, particularly bonds with longer        because they typically hold a small amount of fixed-income securities.
maturities, will decrease in value if
interest rates rise.

Foreign government and supranational              This is not a               The Fund is subject to this risk with respect
securities risks risks relate to the ability      significant risk for        to its debt investments and will attempt to
of a foreign government or government related     the Fund.                   limit this risk by performing credit analysis
issuer to make timely payments on its                                         on the issuer of each security purchased. The
external debt obligations.                                                    Fund also attempts to reduce this risk by
                                                                              limiting the portion of net assets that may
This ability to make payments will be                                         be invested in these securities.
strongly influenced by the issuer's balance
of payments, including export performance,                                    The Fund also compares the risk-reward
its access to international credits and                                       potential of foreign government securities
investments, fluctuations in interest rates                                   being considered to that offered by equity
and the extent of its foreign reserves.                                       securities to determine whether to allocate
                                                                              assets to equity or fixed-income investments.

------------------------------------------------------------------------------------------------------------------------------------


                                 Net asset value
N-S    Net assets                (NAV)                      Preferred stock             Price-to-earnings ratio
       ------------------------------------------------------------------------------------------------------------------
       Net assets for            The daily dollar value     Preferred stock has         A measure of a stock's
       purposes of each          of one mutual fund         preference over common      value calculated by
       Fund's 80% policy         share. Equal to a          stock in the payment        dividing the current
       means the total value     fund's net assets          of dividends and            market price of a
       of all assets in the      divided by the number      liquidation of assets.      share of stock by its
       Fund's portfolio,         of shares outstanding.     Preferred stocks also       annual earnings per
       minus any liabilities,                               often pay dividends at      share. A stock selling
       plus the amount of the                               a fixed rate and are        for $100 per share
       Fund's borrowings, if                                sometimes convertible       with annual earnings
       any, for investment                                  into common stock.          per share of $5 has a
       purposes.                                                                        P/E of 20.


------------------------------------------------------------------------------------------------------------------------------------
                Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                  Delaware International      Delaware Emerging           Delaware International
                                                    Value Equity Fund           Markets Fund               Small Cap Value Fund
                                                  ----------------------------------------------------------------------------------
Foreign government and supranational
securities risks (continued)
The Fund may invest up to 15% of its net                                      The Fund may invest up      The Fund may invest up
assets in high-yield, high risk foreign                                       to 35% of its net           to 15% of its net
fixed-income securities.                                                      assets in high-yield,       assets in high-yield,
                                                                              high risk foreign           high risk foreign
We intend to limit our investment in any one                                  fixed-income                fixed-income
lower rated bond, which can help to reduce                                    securities.                 securities.
the effect of an individual default on the
Fund, and to limit our overall holding of                                     We intend to limit our      We intend to limit our
bonds in this category. Such limitations may                                  investment in any           investment in any one
not protect the Fund from widespread bond                                     single lower rated          lower rated bond,
defaults brought about by a sustained                                         bond, which can help        which can help to
economic downturn.                                                            to reduce the effect        reduce the effect of
                                                                              of an individual            an individual default
The economy and interest rates may affect                                     default on the Fund.        on the Fund, and to
these high-yield, high risk securities                                        We also intend to           limit our overall
differently from other securities. Prices                                     limit our overall           holdings of bonds in
have been found to be less sensitive to                                       holdings of bonds in        this category. Such
interest rate changes than higher rated                                       this category. Such         limitations may not
investments, but more sensitive to adverse                                    limitations may not         protect the Fund from
economic changes or individual corporate                                      protect the Fund from       widespread bond
developments. Also, during an economic                                        widespread bond             defaults brought about
downturn or a substantial period of rising                                    defaults brought about      by a sustained
interest rates, highly leveraged issuers may                                  by a sustained              economic downturn.
experience financial stress which would                                       economic downturn or
adversely affect their ability to service                                     from price declines
principal and interest payment obligations,                                   that might result from
to meet projected business goals and to                                       changes in the quality
obtain additional financing. Changes by                                       ratings of individual
recognized rating agencies in their rating of                                 bonds.
any such security and in the ability of the
issuer to make payments of interest and
principal will also ordinarily have a more
dramatic effect on the values of these
investments than on the values of
higher-rated securities. Consequently, these
changes will affect a Fund's net asset value
per share.

Transaction costs risk relates to the costs       Each Fund is subject to this risk. We strive to monitor transaction costs and
of buying, selling and holding foreign            to choose an efficient trading strategy for the Funds.
securities, including brokerage, tax and
custody costs, which may be higher than those
involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------


Principal                 Prospectus                  Redeem                    Risk                      Sales charge
------------------------------------------------------------------------------------------------------------------------------------
Amount of money you       The official offering       To cash in your shares    Generally defined as      Charge on the purchase
invest (also called       document that               by selling them back      variability of value;     or redemption of fund
capital). Also refers     describes a mutual          to the mutual fund.       also credit risk,         shares sold through
to a bond's original      fund, containing                                      inflation risk,           financial advisors.
face value, due to be     information required                                  currency and interest     May vary with the
repaid at maturity.       by the SEC, such as                                   rate risk. Different      amount invested.
                          investment objectives,                                investments involve       Typically used to
                          policies, services and                                different types and       compensate advisors
                          fees.                                                 degrees of risk.          for advice and service
                                                                                                          provided.


Who manages the Funds

Investment
manager

Delaware International Advisers Ltd. makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services.

For the services provided, the manager was paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                                                        Investment management fees

                                                      Delaware             Delaware                Delaware
                                                 International Value    Emerging Markets         International
                                                     Equity Fund              Fund            Small Cap Value Fund
 As a percentage of average daily net assets           0.85%                  0.52%*                 0.00%*

*Reflects a waiver of fees by the manager.

Portfolio
managers

Delaware International Value Equity Fund

Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for Delaware International Value Equity Fund. In making investment decisions for the Fund, Mr. Gillmore and Mr. May regularly consult with Emma R. E. Lewis and with a fourteen member international equity team.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., has been the senior portfolio manager for Delaware International Value Equity Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Nigel G. May, Regional Research Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., is a graduate of Sidney Sussex College, Cambridge. Mr. May joined Mr. Gillmore as Co-Manager of the Fund on December 22, 1997. He joined Delaware International in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R. E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.

                                                               SEC (Securities and
S       Salomon Smith Barney Ex-US Extended Market Index       Exchange Commission)              Share classes
        ---------------------------------------------------------------------------------------------------------------------------
        The Salomon Smith Barney Ex-US Extended Market         Federal agency established by     Different classifications of
        Index is a US dollar denominated float weighted        Congress to administer the        shares; mutual fund share
        equity index of companies located outside the          laws governing the securities     classes offer a variety of
        United States with a market capitalization of $100     industry, including mutual        sales charge choices.
        million or larger available to investment. This        fund companies.
        index consists of the companies in the lowest 20%
        in market capitalization within the Salomon Smith
        Barney World Equity Index.


Portfolio
managers
(continued)

Delaware Emerging Markets Fund

Clive Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund (please see Delaware International Value Equity Fund for a description of Mr. Gillmore's business experience). In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore and Mr. Akester regularly consult with a fourteen member international equity team, including co-manager Ormala Krishnan. Mr. Gillmore has been managing the Fund since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the Southeast Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a B.Sc. (Economics) from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Ormala Krishnan, Portfolio Manager of Delaware International Advisers Ltd., received a B.Sc. (Mathematics) from the National University of Singapore and a M.Sc. (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a Ph.D. in Investment & Finance with City University Business School, London.

Delaware International Small Cap Value Fund

Clive A. Gillmore (please see Delaware International Value Equity Fund for a description of Mr. Gillmore's business experience) and Gavin A. Hall have primary responsibility for making day-to-day investment decisions for the Fund.

Gavin A. Hall, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since October 25, 1999. Mr. Hall joined Delaware International in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Management Ltd. At Delaware International, his research responsibilities have included United Kingdom, Continental European and Asian equity markets.


                                                                   Statement of Additional
Signature guarantee               Standard deviation               Information (SAI)                 Stock
-----------------------------------------------------------------------------------------------------------------------------------
Certification by a bank,          A measure of an investment's     The document serving as "Part     An investment that represents
brokerage firm or other           volatility; for mutual funds,    B" of a fund's prospectus that    a share of ownership (equity)
financial institution that a      measures how much a fund's       provides more detailed            in a corporation. Stocks are
customer's signature is valid;    total return has typically       information about the fund's      often referred to as common
signature guarantees can be       varied from its historical       organization, investments,        stocks or equities.
provided by members of the        average.                         policies and risks.
STAMP program.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


                                                      -------------------
                                                       Board of Trustees
-----------------------------------                   -------------------
       Investment manager                                     |                              ---------------------------
Delaware International Advisers Ltd.                  -------------------                            Custodian
        Third Floor                 -----------------      The Funds       ------------------    JPMorgan Chase Bank
       80 Cheapside                                   -------------------                      4 Chase Metrotech Center
    London, England EC2V 6EE                          |                 |                         Brooklyn, NY 11245
-----------------------------------     ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                   Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094       Delaware Service Company, Inc.
(see page 18 for details)               ---------------------------              2005 Market Street
----------------------------                          |                     Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                       Financial intermediary wholesaler       |
                                     Lincoln Financial Distributors, Inc.      |
                                           2001 Market Street                  |
                                        Philadelphia, PA 19103-7055            |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

                                           Uniform Gifts to Minors Act and
T-V     Total return                       Uniform Transfers to Minors Act      Volatility
        --------------------------------------------------------------------------------------------------------------------------
        An investment performance          Federal and state laws that          The tendency of an investment to go up or down in
        measurement, expressed as a        provide a simple way to              value by different magnitudes. Investments that
        percentage, based on the           transfer property to a minor         generally go up or down in value in relatively
        combined earnings from             with special tax advantages.         small amounts are considered "low volatility"
        dividends, capital gains and                                            investments, whereas those investments that
        change in price over a given                                            generally go up or down in value in relatively
        period.                                                                 large amounts are considered "high volatility"
                                                                                investments.

20

About your account

Investing in
the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


Class A sales charges

---------------------------------------------------------------------------------------
                      Sales charge as %    Sales charge as %    Dealer's commission as
Amount of purchase    of offering price    of amount invested    % of offering price
---------------------------------------------------------------------------------------
Less than $50,000         5.75%                 6.10%                  5.00%

$50,000 but
under $100,000            4.75%                 4.99%                  4.00%

$100,000 but
under $250,000            3.75%                 3.90%                  3.00%

$250,000 but
under $500,000            2.50%                 2.56%                  2.00%

$500,000 but under
$1 million                2.00%                 2.04%                  1.60%
--------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

---------------------------------------------------------------------------------------
                      Sales charge as %    Sales charge as %    Dealer's commission as
Amount of purchase    of offering price    of amount invested    % of offering price
---------------------------------------------------------------------------------------
$1 million up to
 $5 million                none                  none                   1.00%

Next $20 million
up to $25 million          none                  none                   0.50%

Amount over $25 million    none                  none                   0.25%
--------------------------------------------------------------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Share class
Program                        How it works                             A                       B                     C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent         Through a Letter of Intent you agree to        X              Although the Letter of Intent and Rights
                         invest a certain amount in Delaware                           of Accumulation do not apply to the
                         Investments Funds (except money market                        purchase of Class B and Class C shares,
                         funds with no sales charge) over a                            you can combine your purchase of Class A
                         13-month period to qualify for reduced                        shares with your purchase of Class B and
                         front-end sales charges.                                      Class C shares to fulfill your Letter of
                                                                                       Intent or qualify for Rights of
                                                                                       Accumulation.

Rights of Accumulation  You can combine your holdings or                X
                        purchases of all funds in the Delaware
                        Investments family (except money market
                        funds with no sales charge) as well as
                        the holdings and purchases of your
                        spouse and children under 21 to qualify
                        for reduced front-end sales charges.

Reinvestment of         Up to 12 months after you redeem shares,   For Class A, you    For Class B, your       Not available.
Redeemed Shares         you can reinvest the proceeds without      will not have to    account will be
                        paying a sales charge as noted to the      pay an additional   credited with the
                        right.                                     front-end sales     contingent deferred
                                                                   charge.             sales charge you
                                                                                       previously paid on
                                                                                       the amount you are
                                                                                       reinvesting. Your
                                                                                       schedule for
                                                                                       contingent deferred
                                                                                       sales charges and
                                                                                       conversion to Class
                                                                                       A will not start
                                                                                       over again; it will
                                                                                       pick up from the
                                                                                       point at which you
                                                                                       redeemed your
                                                                                       shares.

SIMPLE IRA, SEP/IRA,    These investment plans may qualify for         X               There is no reduction in sales charges
SAR/SEP, Prototype      reduced sales charges by combining the                         for Class B or Class C shares for group
Profit Sharing,         purchases of all members of the group.                         purchases by retirement plans.
Pension, 401(k),        Members of these groups may also qualify
SIMPLE 401(k),          to purchase shares without a front-end
403(b)(7), and 457      sales charge and may qualify for a
Retirement Plans        waiver of any contingent deferred sales
                        charges.

------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OF PERSON OMITTED]

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OF ENVELOPE OMITTED]


By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OF JAGGED LINE OMITTED]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OF EXCHANGE SYMBOL OMITTED]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OF KEYPAD OMITTED]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OF PERSON OMITTED]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OF ENVELOPE OMITTED]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OF TELEPHONE OMITTED]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OF JAGGED LINE OMITTED]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OF KEYPAD OMITTED]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic
Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or in an account in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund or from another fund within the family that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)


MoneyLine(SM)
On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine
Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,
distributions and taxes

Dividends and capital gains, if any, are paid annually for each of the Funds. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Other investment policies and risk considerations

High-yield, high risk securities

Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund may invest in high-yield, high risk foreign fixed-income securities. In the past, in the opinion of the manager, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The manager intends to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that any diversification in holdings will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.

Foreign currency transactions

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.

Certain management considerations

Investments by fund of funds

Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund accept investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.



                                                                                                                 Class A

                                                                                                                Year ended
Delaware International                                                                                             11/30
Value Equity Fund                                               2001        2000        1999         1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.690     $16.150      $15.330     $14.650      $14.640
Income (loss) from investment operations:
Net investment income1                                          0.149       0.162        0.174       0.273        0.220
Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (1.191)     (0.080)       0.881       0.957        0.245
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.042)      0.082        1.055       1.230        0.465
                                                              -------     -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                                          (0.194)     (0.220)      (0.235)     (0.395)      (0.435)
Net realized gain on investments                               (2.094)     (0.322)          --      (0.155)      (0.020)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (2.288)     (0.542)      (0.235)     (0.550)      (0.455)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $12.360     $15.690      $16.150     $15.330      $14.650
                                                              =======     =======      =======     =======      =======
Total return(2)                                                (8.33%)      0.38%        6.97%       8.75%        3.27%(3)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $76,388     $80,652      $99,671    $122,609     $112,425
Ratio of expenses to average net assets                         1.99%       1.89%        1.86%       1.70%        1.70%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              1.99%       1.89%        1.86%       1.70%        1.71%
Ratio of net investment loss to average
   net assets                                                   1.12%       1.02%        1.10%       1.80%        1.46%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                                 1.12%       1.02%        1.10%       1.80%        1.45%
Portfolio turnover                                                15%         10%           3%          5%           8%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Total return reflects expense limitations in effect during the period.


How to read the          Net investment               Net realized and unrealized gain (loss)
Financial highlights     income (loss)                from investments and foreign currencies        Net asset value (NAV)
                         ----------------------------------------------------------------------------------------------------
                         Net investment income        A realized gain on investments occurs          This is the value of a
                         includes dividend and        when we sell an investment at a profit,        mutual fund share,
                         interest income earned       while a realized loss on investments           calculated by dividing
                         from a fund's securities;    occurs when we sell an investment at a         the net assets by the
                         it is after expenses have    loss. When an investment increases or          number of shares
                         been deducted.               decreases in value but we do not sell          outstanding.
                                                      it, we record an unrealized gain or
                                                      loss. The amount of realized gain per
                                                      share, if any, that we pay to
                                                      shareholders would be listed under "Less
                                                      dividends and distributions-Distributions
                                                      from net realized gain on investments."
                                                      Realized and unrealized gain (loss) on foreign
                                                      currencies represent changes in the U.S.
                                                      dollar value of assets (including
                                                      investments) and liabilities denominated
                                                      in foreign currencies as a result of
                                                      changes in foreign currency exchange
                                                      rates.

---------------------------------------------------------------------------------------------------------------------------------
                                                       Class B                                                       Class C

                                                      Year ended                                                    Year ended
                                                        11/30                                                         11/30
    2001            2000        1999         1998        1997         2001      2000          1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------------
   $15.570        $16.090     $15.280      $14.560     $14.560      $15.560     $16.070      $15.260     $14.540     $14.540

   0.057            0.051       0.063        0.168       0.114        0.057       0.051        0.063       0.167       0.114

   (1.197)         (0.079)      0.877        0.962       0.246       (1.197)     (0.069)       0.877       0.963       0.246
   (1.140)         (0.028)      0.940        1.130       0.360       (1.140)     (0.018)       0.940       1.130       0.360

   (0.086)         (0.170)     (0.130)      (0.255)     (0.340)      (0.086)     (0.170)      (0.130)     (0.255)     (0.340)

   (2.094)         (0.322)         --      (0.155)     (0.020)      (2.094)     (0.322)          --       (0.155)     (0.020)
  -------         -------     -------      -------     -------      -------     -------      -------     -------     -------
   (2.180)         (0.492)     (0.130)      (0.410)     (0.360)      (2.180)     (0.492)      (0.130)     (0.410)     (0.360)
  -------         -------     -------      -------     -------      -------     -------      -------     -------     -------
  $12.250         $15.570     $16.090      $15.280     $14.560      $12.240     $15.560      $16.070     $15.260     $14.540
  =======         =======     =======      =======     =======      =======     =======      =======     =======     =======
   (9.04%)         (0.31%)      6.21%        8.03%       2.54%(3)    (9.04%)     (0.25%)       6.22%       8.04%       2.54%(3)

  $30,956         $32,178     $36,997      $37,775     $31,914       $8,657     $10,202      $14,369     $14,076     $11,811
    2.69%           2.59%       2.56%        2.40%       2.40%        2.69%       2.59%        2.56%       2.40%       2.40%

    2.69%           2.59%       2.56%        2.40%       2.41%        2.69%       2.59%        2.56%       2.40%       2.41%

    0.42%           0.32%       0.40%        1.10%       0.76%        0.42%       0.32%        0.40%       1.10%       0.76%

    0.42%           0.32%       0.40%        1.10%       0.75%        0.42%       0.32%        0.40%       1.10%       0.75%
      15%            10%          3%           5%          8%          15%         10%           3%          5%          8%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                Ratio of net
                                                                                investment income
                                                      Ratio of expenses to      (loss) to average net
Total return               Net assets                 average net assets        assets                   Portfolio turnover
----------------------------------------------------------------------------------------------------------------------------------
This represents the        Net assets represent       The expense ratio is      We determine this        This figure tells you
rate that an investor      the total value of all     the percentage of net     ratio by dividing net    the amount of trading
would have earned or       the assets in a fund's     assets that a fund        investment income by     activity in a fund's
lost on an investment      portfolio, less any        pays annually for         average net assets.      portfolio. For
in a fund. In              liabilities, that are      operating expenses and                             example, a fund with a
calculating this           attributable to that       management fees. These                             50% turnover has
figure for the             class of the fund.         expenses include                                   bought and sold half
financial highlights                                  accounting and                                     of the value of its
table, we include                                     administration                                     total investment
applicable fee                                        expenses, services for                             portfolio during the
waivers, exclude                                      shareholders, and                                  stated period.
front-end and                                         similar expenses.
contingent deferred
sales charges, and
assume the shareholder
has reinvested all
dividends and realized
gains.


                                                                                                               Class A

                                                                                                              Year ended
Delaware Emerging                                                                                               11/30
Markets Fund                                                    2001        2000         1999        1998        1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.600      $8.050       $6.530     $10.200     $  9.970
Income (loss) from investment operations:
Net investment income (loss)(1)                                 0.170       0.107        0.081       0.129        0.062
Net realized and unrealized gain (loss) on
   investments and foreign currencies                           0.176      (1.437)       1.509      (3.174)       0.253
                                                               ------      ------       ------      ------      -------
Total from investment operations                                0.346      (1.330)       1.590      (3.045)       0.315
                                                               ------      ------       ------      ------      -------
Less dividends and distributions from:
Net investment income (loss)                                   (0.026)     (0.120)      (0.070)     (0.020)      (0.010)
Net realized gain on investments                                   --          --           --      (0.605)      (0.075)
                                                               ------      ------       ------      ------      -------
Total dividends and distributions                              (0.026)     (0.120)      (0.070)     (0.625)      (0.085)
                                                               ------      ------       ------      ------      -------
Net asset value, end of period                                 $6.920      $6.600       $8.050    $  6.530      $10.200
                                                               ======     =======       ======     =======      =======
Total return(2)                                                 5.09%     (16.78%)      24.74%     (31.66%)       3.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,605      $6,242       $7,815      $5,584       $9,665
Ratio of expenses to average net assets                         1.95%       1.95%        1.95%       1.96%        2.00%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              2.73%       2.85%        2.99%       3.91%        3.02%
Ratio of net investment income (loss) to
   average net assets                                           2.39%       1.28%        1.15%       1.58%        0.52%
Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly                      1.61%       0.38%        0.11%      (0.37%)      (0.50%)
Portfolio turnover                                                36%         31%          17%         47%          65%
----------------------------------------------------------------------------------------------------------------------------

(1)  Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations in effect during the period.

                                                      Class B                                                       Class C

                                                     Year ended                                                    Year ended
                                                        11/30                                                         11/30
     2001           2000        1999         1998        1997          2001       2000         1999       1998         1997
-------------------------------------------------------------------------------------------------------------------------------
   $6.520          $7.960      $6.440      $10.110      $9.940       $6.510      $7.950       $6.430     $10.110      $9.940

    0.117           0.045       0.029        0.070      (0.020)       0.117       0.045        0.029       0.068      (0.019)

    0.163          (1.415)      1.501       (3.135)      0.265        0.173      (1.415)       1.501      (3.143)      0.264
   ------          ------      ------      -------      ------       ------      ------       ------     -------      ------
    0.280          (1.370)      1.530       (3.065)      0.245        0.290      (1.370)       1.530      (3.075)      0.245
   ------          ------      ------      -------      ------       ------      ------       ------     -------      ------

       --          (0.070)     (0.010)          --          --           --      (0.070)      (0.010)         --          --

       --              --          --       (0.605)     (0.075           --          --           --      (0.605)     (0.075)
   ------          ------      ------      -------      ------       ------      ------       ------     -------      ------
       --          (0.070)     (0.010)      (0.605)     (0.075)          --      (0.070)      (0.010)     (0.605)     (0.075)
   ------          ------      ------      -------      ------       ------      ------       ------     -------      ------
   $6.800          $6.520      $7.960       $6.440     $10.110       $6.800      $6.510       $7.950      $6.430     $10.110
   ======          ======      ======      =======     =======       ======     =======       ======     =======     =======
    4.29%         (17.44%)     23.81%      (32.11%)      2.48%        4.46%     (17.46%)      23.85%     (32.21%)      2.48%

   $2,763          $2,715      $3,671       $2,528      $3,484       $1,041      $1,443       $1,565        $884      $1,519
    2.70%           2.70%       2.70%        2.70%       2.70%        2.70%       2.70%        2.70%       2.70%       2.70%

    3.43%           3.55%       3.69%        4.61%       3.72%        3.43%       3.55%        3.69%       4.61%       3.72%

    1.64%           0.53%       0.40%        0.84%      (0.18%)       1.64%       0.53%        0.40%       0.84%      (0.18%)

    0.91%          (0.32%)     (0.59%)      (1.07%)     (1.20%)       0.91%      (0.32%)      (0.59%)     (1.07%)     (1.20%)
      36%             31%         17%          47%         65%          36%         31%          17%         47%         65%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Class A(1)

                                                                                                   Period
                                                                                    Year ended    12/19/972
Delaware International                                                                  11/30       through
Small Cap Value Fund                                            2001        2000         1999      11/30/98
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.340     $10.730     $  9.000      $8.500
Income (loss) from investment operations:
Net investment income(3)                                        0.146       0.209        0.168       0.191
Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (0.367)     (0.727)       1.817       0.309
                                                               ------     -------      -------      ------
Total from investment operations                               (0.221)     (0.518)       1.985       0.500
                                                               ------     -------      -------      ------
Less dividends and distributions from:
Net investment income                                          (0.188)     (0.140)      (0.180)         --
Net realized gain on investments                               (0.521)     (1.732)      (0.075)         --
                                                               ------     -------      -------      ------
Total dividends and distributions                              (0.709)     (1.872)      (0.255)         --
                                                               ------     -------      -------      ------
Net asset value, end of period                                 $7.410    $  8.340      $10.730      $9.000
                                                               ======    ========      =======      ======
Total return(4)                                                (3.09%)     (5.32%)      22.74%       5.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $35         $--         $--         $--
Ratio of expenses to average net assets                         1.29%       1.25%        1.25%       1.25%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              3.67%       1.77%        1.82%       2.30%
Ratio of net investment loss to average
   net assets                                                   1.87%       2.45%        1.71%       2.25%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                                (0.51%)      1.93%        1.14%       1.20%
Portfolio turnover                                                20%         22%          96%          4%
------------------------------------------------------------------------------------------------------------

(1) Shares of Delaware International Small Cap Value Fund Class A were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, Class A shares which had been sold were subsequently repurchased, leaving a balance of one share, representing the initial share purchase as of November 30, 2000. This shareholder data was not previously disclosed because the data was not believed to be meaningful.
(2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(3)  Per share information was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value and does not reflect an impact of a sales charge. Total return reflects expense limitations in effect for the Fund.

   Class B                                                     Class C

   Period                                                       Period
  9/28/01(2)                                                   9/28/01(2)
   through                                                      through
   11/30/01                                                    11/30/01
  ----------                                                   ---------

  $6.920                                                        $6.920

  (0.003)                                                       (0.003)

   0.493                                                         0.493
  ------                                                        ------
   0.490                                                         0.490
  ------                                                        ------
      --                                                            --

      --                                                            --
  ------                                                        ------
      --                                                            --
  ------                                                        ------
  $7.410                                                        $7.410
  ======                                                        ======
   7.08%                                                         7.08%

     $17                                                            $4
   2.25%                                                         2.25%

  13.55%                                                        13.55%

  (0.03%)                                                       (0.03%)

 (11.33%)                                                      (11.33%)
     20%                                                          20%

Appendix A - Bond Ratings
--------------------------------------------------------------------------------
Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Delaware International
Value Equity Fund


Delaware Emerging
Markets Fund


Delaware International
Small Cap
Value Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about each Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:

o  For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service
800 362-FUND (800 362-3863)

 o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.
Investment Company Act file number: 811-6324

Delaware Fund Symbols
                                                          CUSIP        NASDAQ
                                                          -----        ------
Delaware International
   Value Equity Fund
   Class A                                              245914106       DEGIX
   Class B                                              245914700       DEIEX
   Class C                                              245914858       DEGCX
Delaware Emerging
   Markets Fund
   Class A                                              245914841       DEMAX
   Class B                                              245914833       DEMBX
   Class C                                              245914825       DEMCX
Delaware International
   Small Cap Value Fund
   Class A                                              245914718       DABAX
   Class B                                              245914692       DABBX
   Class C                                              245914684       DABCX


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


PR-034 [--] BUR 1/02

INTERNATIONAL

[GRAPHIC OMITTED]


Prospectus
January 31, 2002


Delaware
International Value Equity Fund
Emerging Markets Fund
International Small Cap Value Fund
Institutional

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware International Value Equity Fund                        2
Delaware Emerging Markets Fund                                  4
Delaware International Small Cap Value Fund                     6
 .................................................................
How we manage the Funds                                    page 8
Our investment strategies                                       8
The securities we typically invest in                          11
The risks of investing in the Funds                            15
 .................................................................
Who manages the Funds                                     page 18
Investment manager                                             18
Portfolio managers                                             18
Who's who?                                                     20
 .................................................................
About your account                                        page 21
Investing in the Funds                                         21
How to buy shares                                              22
How to redeem shares                                           24
Account minimum                                                25
Exchanges                                                      25
Dividends, distributions and taxes                             25
 .................................................................
Certain management considerations                         page 27
 .................................................................
Financial highlights                                      page 28

Profile: Delaware International Value Equity Fund

What is the Fund's goal?


   Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
The Fund invests primarily in equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will invest in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (the "80% policy"). The Fund will invest primarily in issuers located outside the United States.


In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.


o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. We also evaluate other value characteristics, such as relative price-to-earnings, book-to-price, and cash flow-to-price ratios.


o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because we believe these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 15.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware International Value Equity Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you                                                Year-by-year total return (Institutional Class)
evaluate the risks of investing in the
Fund. We show how returns for the Fund's
Institutional Class shares have varied
over the past ten calendar years, as
well as the average annual returns of
these shares for the one-year,                 -1.36%   28.48%   2.03%   11.75%   20.61%   4.61%   9.35%   14.04%   -0.86%   -12.54%
five-year, ten-year and lifetime               -------------------------------------------------------------------------------------
periods. The Fund's Institutional Class         1992    1993     1994     1995     1996    1997    1998     1999     2000     2001
commenced operations on November 9,
1992. Return information for the Class
for the periods prior to the time the
Class commenced operations is calculated
by taking the performance of the Fund's
Class A and eliminating all sales
charges that apply to Class A shares.
However, for those periods, Class A
12b-1 payments were not eliminated, and
performance would have been affected if
this adjustment had been made. The
returns reflect voluntary expense caps,
if any, in effect during the periods.
The returns would be lower without the
voluntary caps. There is no longer a cap
in place for this Fund. The Fund's past
performance is not necessarily an
indication of how it will perform in the
future.

During the periods illustrated in this
bar chart, the Institutional Class'
highest quarterly return was 13.53% for
the quarter ended December 31, 1998 and
its lowest quarterly return was -13.93%
for the quarter ended September 30,
1998.

                                                                                  Average annual returns for periods ending 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
CLASS                                                                            Morgan Stanley Capital
                                         Institutional Class                   International EAFE Index
------------------------------------------------------------------------------------------------------------------------------------
                                        (Inception 10/31/91)
1 year                                         -12.54%                                  -21.21%
5 years                                          2.49%                                    1.17%
10 years                                         7.02%                                    4.76%
Lifetime                                         7.02%                                    4.72%

The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East)
Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Delaware International Value
Equity Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly                   Maximum sales charge (load) imposed on
from your investments when you buy or                      purchases as a percentage of offering price               none
sell shares of the Institutional Class.

                                                        Maximum contingent deferred sales charge (load)
                                                           as a percentage of original purchase price or
                                                           redemption price, whichever is lower                      none

                                                        Maximum sales charge (load) imposed on
                                                           reinvested dividends                                      none

                                                        Redemption fees                                              none

                                                        Exchange fees(1)                                             none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are                      Management fees                                             0.85%
deducted from the Fund's assets.
                                                        Distribution and service (12b-1) fees                        none

                                                        Other expenses                                              0.84%

                                                        Total operating expenses                                    1.69%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you                    1 year                                                       $172
compare the cost of investing in the
Fund to the cost of investing in other                  3 years                                                      $533
mutual funds with similar investment
objectives. We show the cumulative                      5 years                                                      $918
amount of Fund expenses on a
hypothetical investment of $10,000 with                 10 years                                                   $1,998
an annual 5% return over the time
shown.(2) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.

(1)  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2)  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware Emerging Markets Fund

What is the Fund's goal?

   Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Fund's net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

The Fund has adopted a new policy that will become effective May 1, 2002. The new policy is that, under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (the "80% policy").

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.


o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because the Fund invests primarily in emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.


o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because we believe these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.


What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.


The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means that the fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks.


For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 15.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Emerging Markets Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the                                   Year-by-year total return (Institutional Class)
risks of investing in the Fund. We show how
returns for the Fund's Institutional Class shares
have varied over the past five calendar years, as                                 1.58%    -36.19%    55.16%    -24.18%    5.28%
well as the average annual returns of these shares                                ----------------------------------------------
for the one-year, five-year and lifetime periods.                                 1997      1998       1999      2000      2001
The Fund's past performance is not necessarily an
indication of how it will perform in the future.
The returns reflect expense caps in effect during
the periods. The returns would be lower without
the expense caps.

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 25.48% for the quarter ended June 30, 1999 and its lowest quarterly return was -25.98% for the quarter ended June 30, 1998.


                                                                                  Average annual returns for periods ending 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
CLASS                                                                                       Morgan Stanley Capital International
                                                   Institutional Class                               Emerging Markets Free Index
------------------------------------------------------------------------------------------------------------------------------------
                                                   (Inception 6/10/96)
1 year                                                     5.28%                                            -2.73%
5 years                                                   -4.30%                                            -5.74%
Lifetime                                                  -3.61%                                            -5.97%

The Fund's returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. You
should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Delaware Emerging Markets Fund's
fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                 purchases as a percentage of offering price                   none
Institutional Class.
                                                            Maximum contingent deferred sales charge (load)
                                                               as a percentage of original purchase price or
                                                               redemption price, whichever is lower                          none

                                                            Maximum sales charge (load) imposed on
                                                               reinvested dividends                                          none

                                                            Redemption fees                                                  none

                                                            Exchange fees(1)                                                 none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from            Management fees                                                 1.25%
the Fund's assets.
                                                            Distribution and service (12b-1) fees                            none

                                                            Other expenses                                                  1.18%

                                                            Total annual fund operating expenses                            2.43%

                                                            Fee waivers and payments(2)                                    (0.73%)

                                                            Net expenses                                                    1.70%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the            1 year                                                           $173
cost of investing in the Fund to the cost of
investing in other mutual funds with similar                3 years                                                          $688
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical                   5 years                                                        $1,230
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only, and        10 years                                                       $2,711
does not represent future expenses, which may be
greater or less than those shown here.

(1)  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2)  The investment manager has contracted to waive fees and pay expenses through January 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets.
(3)  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Profile: Delaware International Small Cap Value Fund

What is the Fund's goal?

   Delaware International Small Cap Value Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware International Small Cap Value Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $2.5 billion or less (at the time of purchase).

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, at least 80% of the Fund's net assets will be in investments of small capitalization companies (the "80% policy"). The Fund will invest primarily in issuers located outside the United States.

By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which, in the opinion of the manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. We will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which we believe will benefit from these trends. In addition, we will consider the financial strength of the company or its industry. We may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The Fund may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Investments in smaller capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. The high-yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 15.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware International Small Cap Value Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                          Year-by-year total return (Institutional Class)
investing in the Fund. We show how the returns for the
Fund's Institutional Class have varied for the past four
calendar years, as well as the average annual returns for                                 5.83%    23.20%    -2.66%    -5.98%
these shares for the one-year and lifetime periods. The                                   -----------------------------------
Fund's past performance is not necessarily an indication of                               1998      1999      2000      2001
how it will perform in the future. The returns reflect
expense caps in effect during the periods. The returns would be lower without the expense caps.

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 19.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -15.32% for the quarter ended September 30, 1998.


                                                                                  Average annual returns for periods ending 12/31/01
------------------------------------------------------------------------------------------------------------------------------------
CLASS                                                                   Morgan Stanley                Salomon Smith Barney
                                         Institutional Class                EAFE Index                     World Ex-US EMI
------------------------------------------------------------------------------------------------------------------------------------
1 year                                          -5.98                       -21.21%                          -15.69%
Lifetime (inception 12/19/97)                    4.72                         0.95%                            1.16%

The Fund's returns are compared to the performance of the Morgan Stanley EAFE (Europe, Australasia, Far East) Index and the Salomon
Smith Barney World Ex-US EMI (Extended Market Index). The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Salomon Smith Barney World Ex-US EMI consists of primarily of smaller stocks from developed foreign countries. You should remember that unlike the Fund, each index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your           Maximum sales charge (load) imposed on
investments when you buy or sell shares of the               purchases as a percentage of offering price                   none
Institutional Class.
                                                          Maximum contingent deferred sales charge (load)
                                                             as a percentage of original purchase price or
                                                             redemption price, whichever is lower                          none

                                                          Maximum sales charge (load) imposed on
                                                             reinvested dividends                                          none

                                                          Redemption fees                                                  none

                                                          Exchange fees(1)                                                 none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from          Management fees                                                 1.25%
the Fund's assets.
                                                          Distribution and service (12b-1) fees                            none

                                                          Other expenses(2)                                               0.97%

                                                          Total annual fund operating expenses                            2.22%

                                                          Fee waivers and payments                                       (0.97%)

                                                          Net expenses(3)                                                 1.25%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the          1 year                                                           $127
cost of investing in the Fund to the cost of
investing in other mutual funds with similar              3 years                                                          $601
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical                 5 years                                                        $1,101
investment of $10,000 with an annual 5% return
over the time shown.(4) This is an example only, and      10 years                                                       $2,479
does not represent future expenses, which may be
greater or less than those shown here.

(1)  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2)  Other expenses and total annual fund operating expenses have been restated to reflect current fees and expenses.
(3)  The investment manager has contracted to waive fees and pay expenses through January 31, 2003, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets.
(4)  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

How we manage the Funds
--------------------------------------------------------------------------------
Our investment strategies


We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

Delaware International Value Equity Fund

Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds. We also evaluate other traditional value characteristics.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, France, Germany, Hong Kong, Japan, the Netherlands, New Zealand, Spain, and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


We generally maintain a long-term focus in the Fund, seeking companies that we believe will perform well over the next three to five years.

Delaware Emerging Markets Fund

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

We consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o    classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.


How to use
this glossary
This glossary includes          Glossary A-C | Amortized cost                                Average maturity
definitions of investment                    | -------------------------------------------------------------------------------------
terms, many of which are used                | Amortized cost is a method used to value      An average of when the individual bonds
throughout the Prospectus. If                  a fixed-income security that starts with      and other debt securities held in a
you would like to know the                     the face value of the security and then       portfolio will mature.
meaning of an investment term                  adds or subtracts from that value
that is not explained in the                   depending on whether the purchase price
text please check the                          was greater or less than the value of
glossary.                                      the security at maturity. The amount
                                               greater or less than the par value is
                                               divided equally over the time remaining
                                               until maturity.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela, and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.


Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for Delaware International Value Equity Fund, as described earlier in this Prospectus. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Bond                                                   Bond ratings                                 Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,     Independent evaluations of                   The amount of money you invest.
municipality or government agency. In return for       creditworthiness, ranging from Aaa/AAA
lending money to the issuer, a bond buyer              (highest quality) to D (lowest quality).
generally receives fixed periodic interest             Bonds rated Baa/BBB or better are
payments and repayment of the loan amount on a         considered investment grade. Bonds rated
specified maturity date. A bond's price changes        Ba/BB or lower are commonly known as
prior to maturity and is inversely related to          junk bonds. See also Nationally
current interest rates. When interest rates rise,      recognized statistical ratings
bond prices fall, and when interest rates fall,        organization.
bond prices rise. See Fixed-income securities.

Delaware International Small Cap Value Fund

The Delaware International Small Cap Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in countries outside of the United States. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

The equity securities in which the Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

In selecting investments for the Fund, the manager will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The manager uses the dividend discount analysis to compare the value of different investments. Using this technique, the manager looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the manager attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to France, Germany, Hong Kong, Japan, the Netherlands, New Zealand, Singapore, Switzerland, and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

C-D | Capital appreciation        Capital gains distributions        Commission                         Compounding
    | ------------------------------------------------------------------------------------------------------------------------------
    | An increase in the value    Payments to mutual fund            The fee an investor pays to a      Earnings on an investment's
      of an investment.           shareholders of profits            financial advisor for              previous earnings.
                                  (realized gains) from the sale     investment advice and help in
                                  of a fund's portfolio              buying or selling mutual
                                  securities. Usually paid once      funds, stocks, bonds or other
                                  a year; may be either              securities.
                                  short-term gains or long-term
                                  gains.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the manager to be of equivalent quality and which present special investment risks. See High-yield, high risk securities.


For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Fund may also hold these securities pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.


The securities we      Stocks offer investors the potential for capital appreciation, and may pay
typically invest in    dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds holdings will generally be denominated in a foreign currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                               Delaware International    |    Delaware Emerging     |     Delaware International
                                                 Value Equity Fund       |       Markets Fund       |      Small Cap Value Fund
                                               -------------------------------------------------------------------------------------
Common or ordinary stocks: Securities          The Funds will invest their assets in common or ordinary
that represent shares of ownership in a        stocks, some of which may be dividend-paying stocks.
corporation. Stockholders participate in
the corporation's profits and losses
indirectly, as the value of a
corporation's shares tends to change as
the corporation's earnings fluctuate.

Corporate bonds: Debt obligations issued       The Fund May make             The Fund may invest          The Fund may invest
by U.S. or foreign corporations.               limited use of                in corporate                 up to 15% of its net
                                               foreign fixed income          obligations issued           assets in foreign
                                               securities, when in           by emerging country          fixed-income
                                               our opinion,                  companies. These             securities, which
                                               attractive                    bonds may be high            may include foreign
                                               opportunities exist           risk, fixed-income           corporate bonds.
                                               relative to those             securities.                  These may be
                                               available through                                          high-risk, fixed
                                               equity securities.                                         income securities.
------------------------------------------------------------------------------------------------------------------------------------

                               Contingent deferred
Consumer Price Index (CPI)     sales charge (CDSC)                Corporate bond       Currency exchange rates   Depreciation
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S.            Fee charged by some mutual         A debt security      The price at which        A decline in an
inflation;                     funds when shares are redeemed     issued by a          one country's             investment's value.
represents the price           (sold back to the fund) within     corporation. See     currency can be
of a basket of                 a set number of years; an          Bond.                converted into
commonly purchased             alternative method for                                  another's. This
goods.                         investors to compensate a                               exchange rate varies
                               financial advisor for advice                            almost daily
                               and service, rather than an                             according to a wide
                               up-front commission.                                    range of political,
                                                                                       economic, and other
                                                                                       factors.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                               Delaware International    |    Delaware Emerging     |     Delaware International
                                                 Value Equity Fund       |       Markets Fund       |      Small Cap Value Fund
                                               -------------------------------------------------------------------------------------
Corporate bonds (continued)                    Although not a                                             Although not a
                                               principal strategy                                         principal strategy
                                               of the Fund, for                                           of the Fund, for
                                               temporary defensive                                        temporary defensive
                                               purposes, the Fund                                         purposes, the Fund
                                               may invest all or a                                        may invest all or a
                                               substantial portion                                        substantial portion
                                               of its assets in                                           of its assets in
                                               corporate                                                  corporate
                                               obligations.                                               obligations rated AA
                                                                                                          or better by S&P and
                                               All corporate debt                                         Aa or better by
                                               will be rated AA or                                        Moody's, or if
                                               better by S&P and Aa                                       unrated, determined
                                               or better by                                               to be of comparable
                                               Moody's, or if                                             quality.
                                               unrated, determined
                                               to be of comparable
                                               quality.



Foreign government securities: Debt            The Fund may make              The Fund may invest         A portion of the
obligations issued by a government other       limited use of                 a portion of its            Fund's assets may be
than the United States or by an agency,        foreign fixed income           assets in foreign           invested in foreign
instrumentality or political subdivision       securities, when in            governmental                governmental
of such governments.                           our opinion,                   securities issued           securities issued by
                                               attractive                     primarily by                emerging or
                                               opportunities exist            emerging or                 developed countries,
                                               relative to those              developing                  which may be lower
                                               available through              countries, which may        rated, including
                                               equity securities.             be lower rated,             securities rated
                                                                              including securities        below investment
                                               Although not a                 rated below                 grade.
                                               principal strategy             investment grade.
                                               of the Fund, for                                           Although not a
                                               temporary defensive            Although not a              principal strategy
                                               purposes, the Fund             principal strategy          of the Fund, for
                                               may invest all or a            of the Fund, for            temporary defensive
                                               substantial portion            temporary defensive         purposes, the Fund
                                               of its assets in               purposes, the Fund          may invest all or a
                                               high quality debt              may invest all or a         substantial portion
                                               obligations of                 substantial portion         of its assets in
                                               foreign governments,           of its assets in            high quality debt
                                               their agencies,                high quality debt           obligations of
                                               instrumentalities              obligations of              foreign governments,
                                               and political                  foreign governments,        their agencies,
                                               sub-divisions.                 their agencies,             instrumentalities
                                                                              instrumentalities           and political
                                                                              and political               sub-divisions.
                                                                              sub-divisions.

American Depositary Receipts (ADRs),           Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally
European Depositary Receipts (EDRs), and       focusing on those whose underlying securities are issued by foreign entities.
Global Depositary Receipts (GDRs): ADRs        Sponsored depositary receipts are issued jointly by the issuer of the underlying
are receipts issued by a U.S. depositary       security and the depositary, and unsponsored depositary receipts are issued by
(usually a U.S. bank) and EDRs and GDRs        the depositary without the participation of the issuer of the underlying
are receipts issued by a depositary            security.
outside of the U.S. (usually a non-U.S.
bank or trust company or a foreign             To determine whether to purchase a security in a foreign market or through a
branch of a U.S. bank). Depositary             depositary receipt, we evaluate the price levels, the transaction costs, taxes
receipts represent an ownership interest       and administrative costs or other relevant factors involved with each security
in an underlying security that is held         to try to identify the most efficient choice.
by the depositary. Generally, the holder
of the depositary receipt is entitled to
all payments of interest, dividends or
capital gains that are made on the
underlying security.

D-M | Diversification         Dividend distribution      Duration                Expense ratio
    | ------------------------------------------------------------------------------------------------------------------------------
    | The process of          Payments to mutual         A measurement of a      A mutual fund's total
      spreading               fund shareholders of       fixed-income            operating expenses, expressed
      investments among a     dividends passed           investment's price      as a percentage of its total
      number of different     along from the             volatility. The         net assets. Operating expenses
      securities, asset       fund's portfolio of        larger the number,      are the costs of running a
      classes or              securities.                the greater the         mutual fund, including
      investment styles to                               likely price change     management fees, offices,
      reduce the risks of                                for a given change      staff, equipment and expenses
      investing.                                         in interest rates.      related to maintaining the
                                                                                 fund's portfolio of securities
                                                                                 and distributing its shares.
                                                                                 They are paid from the fund's
                                                                                 assets before any earnings are
                                                                                 distributed to shareholders.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                               Delaware International    |    Delaware Emerging     |     Delaware International
                                                 Value Equity Fund       |       Markets Fund       |      Small Cap Value Fund
                                               -------------------------------------------------------------------------------------
Foreign currency transactions: A forward       Although the Funds value their assets daily in U.S. dollars, they do not intend
foreign currency exchange contract             to convert their holdings of foreign currencies into U.S. dollars on a daily
involves an obligation to purchase or          basis. Each Fund will, however, from time to time, purchase or sell foreign
sell a specific currency on a fixed            currencies and/or engage in forward foreign currency exchange transactions. Each
future date at a price that is set at          Fund may conduct its foreign currency transactions on a cash basis at the rate
the time of the contract. The future           prevailing in the foreign currency exchange market or through a forward foreign
date may be any number of days from the        currency exchange contract or forward contract.
date of the contract as agreed by the
parties involved.                              A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                               "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.

Investment company securities: In some         The Fund may hold              The Fund may hold           The Fund may invest
countries, investments by U.S. mutual          investment company             investment company          in investment
funds are generally made by purchasing         securities if we               securities if we            company securities
shares of investment companies that in         believe the country            believe the country         if we believe the
turn invest in the securities of such          offers good                    offers good                 country offers good
countries.                                     investment                     investment                  investment
                                               opportunities. The             opportunities. Such         opportunities. The
                                               Fund would generally           investment companies        Fund would generally
                                               invest in closed-end           may be open-end or          invest in closed-end
                                               investment                     closed-end                  investment
                                               companies. These               investment                  companies, but may
                                               investments involve            companies. These            also invest in
                                               an indirect payment            investments involve         open-end investment
                                               of a portion of the            an indirect payment         companies. These
                                               expenses of the                of a portion of the         investments involve
                                               other investment               expenses of the             an indirect payment
                                               companies, including           other investment            of a portion of the
                                               their advisory fees.           companies, including        expenses of the
                                                                              their advisory fees.        other investment
                                                                                                          companies, including
                                                                                                          their advisory fees.

High-yield, high risk fixed-income             The Fund does not              The Fund may invest         The Fund may invest
securities: Securities that are rated          invest in these                up to 35% of its net        up to 15% of its net
lower than BBB by S&P or Baa by Moody's,       securities.                    assets, in                  assets in these
or if unrated, have equal quality. These                                      high-yield, high            securities.
securities may be issued by companies,                                        risk foreign
governments, or governmental entities of                                      fixed-income                The Fund will not
emerging or developing countries, which                                       securities.                 purchase securities
may be less creditworthy. A primary                                                                       rated lower than C
risk, which may be substantial, is that                                                                   by S&P or Ca by
these companies, governments, or                                                                          Moody's or, if
entities may not be able to make                                                                          unrated, considered
interest or principal payments. An                                                                        to be of an
additional risk is that the value of                                                                      equivalent quality
these securities may decline                                                                              to such ratings by
significantly.                                                                                            the manager.

Restricted securities: Privately placed        The Funds may invest in privately placed securities including those that are
securities whose resale is restricted          eligible for resale only among certain institutional buyers without
under securities law.                          registration, which are commonly known as Rule 144A Securities.

Illiquid securities: Securities that do        The Fund may invest            The Fund may invest up to 15% of net
not have a ready market, and cannot be         up to 10% of net               assets in illiquid securities.
easily sold within seven days at               assets in illiquid
approximately the price that a fund has        securities.
valued them.


Financial advisor       Fixed-income securities            Inflation                Investment goal          Management fee
------------------------------------------------------------------------------------------------------------------------------------
Financial               With fixed-income securities,      The increase in the      The objective, such      The amount paid by a
professional (e.g.,     the money you originally           cost of goods and        as long-term capital     mutual fund to the
broker, banker,         invested is paid back at a         services over time.      growth or high           investment advisor
accountant, planner     pre-specified maturity date.       U.S. inflation is        current income, that     for management
or insurance agent)     These securities, which            frequently measured      a mutual fund            services, expressed
who analyzes            include government, corporate      by changes in the        pursues.                 as an annual
clients' finances       or municipal bonds, as well as     Consumer Price Index                              percentage of the
and prepares            money market securities,           (CPI).                                            fund's average daily
personalized            typically pay a fixed rate of                                                        net assets.
programs to meet        return (often referred to as
objectives.             interest). See Bond.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                               Delaware International    |    Delaware Emerging     |     Delaware International
                                                 Value Equity Fund       |       Markets Fund       |      Small Cap Value Fund
                                               -------------------------------------------------------------------------------------
Repurchase agreements: An agreement            Typically, we use repurchase agreements as a short-term investment for a Fund's
between a buyer of securities, such as a       cash position. In order to enter into these repurchase agreements, a Fund must
fund, and a seller of securities in            have collateral of 102% of the repurchase price. The Funds will only enter into
which the seller agrees to buy the             repurchase agreements in which the collateral is comprised of U.S. government
securities back within a specified time        securities.
at the same price the buyer paid for
them, plus an amount equal to an agreed
upon interest rate. Repurchase
agreements are often viewed as
equivalent to cash.

Other securities: Each Fund is permitted       The Fund may invest in preferred stocks,             |     The Fund may also
to invest in other securities than those       convertible securities, warrants, futures and        |     enter into put and
that are listed here. More information         options.                                             |     call options,
about these securities can be found in                                                              |     futures contracts
the Statement of Additional Information.                                                            |     and options on
                                                                                                    |     futures contracts
                                                                                                    |     and options on
                                                                                                    |     foreign currencies.


Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.


Lending securities Each Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds. All such loans will be secured by collateral.

Temporary defensive positions For temporary defensive purposes, each Fund may each invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities or U.S. companies. To the extent that a Fund does so, the Fund may be unable to meet its investment objective.

                                                                            Morgan Stanley Capital International EAFE
M-N | Market capitalization                       Maturity                  (Europe, Australasia, Far East) Index
    | ------------------------------------------------------------------------------------------------------------------------------
    | The value of a corporation determined by    The length of time        The Morgan Stanley Capital International
      multiplying the current market price of     until a bond issuer       EAFE Index is an international index
      a share of common stock by the number of    must repay the            including stocks traded on 16 exchanges
      shares held by shareholders. A              underlying loan           in Europe, Australasia and the Far East,
      corporation with one million shares         principal to              weighted by capitalization.
      outstanding and the market price per        bondholders.
      share of $10 has a market capitalization
      of $10 million.

The risks of investing        Investing in any mutual fund involves risk, including the risk that you may
          in the Funds        receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional
                              Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                               Delaware International    |    Delaware Emerging     |     Delaware International
                                                 Value Equity Fund       |       Markets Fund       |      Small Cap Value Fund
                                               -------------------------------------------------------------------------------------

Market risk is the risk that all or a          We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a certain        appreciate over an extended time frame regardless of interim market
market--like the stock or bond                 fluctuations. In deciding what portion of a Fund's portfolio should be invested
market--or in a certain country or             in any individual country, we evaluate a variety of factors, including
region will decline in value because of        opportunities and risks relative to other countries. We do not try to predict
factors such as economic conditions,           overall stock market movements and do not trade for short-term purposes.
future expectations or investor
confidence.

Industry and security risk is the risk         We typically hold a number of different securities in a variety of sectors in
that the value of securities in a              order to minimize the impact that a poorly performing security would have on a
particular industry or the value of an         Fund. This risk is more significant for Delaware Emerging Markets Fund, which is
individual stock or bond will decline          a non-diversified fund.
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.

Emerging market risk is the possibility        The Fund, to the               The Fund is subject         The Fund may invest
that the risks associated with                 limited extent that            to this risk.               in emerging market
international investing will be greater        it invests in                  Striving to manage          securities. Striving
in emerging markets than in more               emerging markets, is           this risk, the              to manage this risk,
developed foreign markets because, among       subject to this                portfolio managers          the portfolio
other things, emerging markets may have        risk. Striving to              carefully screen            managers carefully
less stable political and economic             manage this risk,              securities within           screen securities
environments.                                  the portfolio                  emerging markets and        within emerging
                                               managers carefully             attempt to consider         markets and attempt
                                               screen securities              material risks              to consider material
                                               within emerging                associated with an          risks associated
                                               markets and attempt            individual company          with an individual
                                               to consider material           or bond issuer. We          company or bond
                                               risks associated               cannot eliminate            issuer.
                                               with an individual             emerging market risk
                                               company or bond                and consequently
                                               issuer.                        encourage
                                                                              shareholders to
                                                                              invest in the Fund
                                                                              only if they have a
                                                                              long-term time
                                                                              horizon, over which
                                                                              the potential of
                                                                              individual
                                                                              securities is more
                                                                              likely to be
                                                                              realized.

Political risk is the risk that                We evaluate the political situations in the countries where we invest and take
countries or the entire region where we        into account any potential risks before we select securities for the portfolio.
invest may experience political                However, there is no way to eliminate political risk when investing
instability. This may cause greater            internationally.
fluctuation in the value and liquidity
of our investments due to changes in
currency exchange rates, governmental
seizures or nationalization of assets.

Currency risk is the risk that the value       Each Fund may try to hedge its currency risk by purchasing foreign currency
of a fund's investments may be                 exchange contracts. If a Fund agrees to purchase or sell foreign securities at a
negatively affected by changes in              pre-set price on a future date, the Fund may attempt to protect the value of a
foreign currency exchange rates. Adverse       security it owns from future changes in currency rates. If a Fund has agreed to
changes in exchange rates may reduce or        purchase or sell a security, it may also use foreign currency exchange contracts
eliminate any gains produced by                to "lock-in" the security's price in terms of U.S. dollars or another applicable
investments that are denominated in            currency. Each Fund may use forward currency exchange contracts only for
foreign currencies and may increase any        defensive or protective measures, not to enhance portfolio returns. However,
losses.                                        there is no assurance that such a strategy will be successful.


Morgan Stanley Capital International         NASD Regulation, Inc.                 Nationally recognized statistical
Emerging Markets Free Index                  (NASDR(SM))                           ratings organization (NRSRO)
------------------------------------------------------------------------------------------------------------------------------------
The Morgan Stanley International             The independent subsidiary of         A company that assesses the credit
Emerging Markets Free Index is a U.S.        the National Association of           quality of bonds, commercial paper,
dollar denominated index comprised of        Securities Dealers, Inc.              preferred and common stocks and
stocks of countries with below average       responsible for regulating the        municipal short-term issues, rating the
per capita GDP as defined by the World       securities industry.                  probability that the issuer of the debt
Bank, foreign ownership restrictions, a                                            will meet the scheduled interest
tax regulatory environment, and greater                                            payments and repay the principal.
perceived market risk than in the                                                  Ratings are published by such companies
developed countries. Within this index,                                            as Moody's Investors Service, Inc.
MSCI aims to capture an aggregate of 60%                                           (Moody's), Standard & Poor's (S&P), Duff
of local market capitalization.                                                    & Phelps, Inc. (Duff), and Fitch, Inc.
                                                                                   (Fitch).

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                               Delaware International    |    Delaware Emerging     |     Delaware International
                                                 Value Equity Fund       |       Markets Fund       |      Small Cap Value Fund
                                               -------------------------------------------------------------------------------------
Information risk is the risk that              We conduct fundamental research on the companies we invest in rather than
foreign companies may be subject to            relying solely on information available through financial reporting. As part of
different accounting, auditing and             our worldwide research process, we emphasize company visits. We believe this
financial reporting standards than U.S.        will help us to better uncover any potential weaknesses in individual companies.
companies. There may be less information
available about foreign issuers than
domestic issuers. Furthermore,
regulatory oversight of foreign issuers
may be less stringent or less
consistently applied than in the United
States.

Inefficient market risk is the risk that       The Funds will attempt to reduce these risks by investing in a number of
foreign markets may be less liquid, have       different countries, and noting trends in the economy, industries and financial
greater price volatility, less                 markets.
regulation and higher transaction costs
than U.S. markets.

Small company risk is the risk that            The Fund typically             The Fund may invest         This is a
prices of smaller companies may be more        focuses its                    in small companies          significant risk for
volatile than larger companies because         investment in larger           and would be subject        the Fund. The Fund
of limited financial resources or              companies.                     to this risk. We            attempts to reduce
dependence on narrow product lines.                                           typically hold a            this risk by
                                                                              number of different         diversifying
                                                                              stocks in order to          investments.
                                                                              reduce the impact
                                                                              that one small
                                                                              company stock would
                                                                              have on the Fund.

Non-diversified fund risk is the risk          The Fund is a                  The Fund will not be        The Fund is a
that non-diversified funds are believed        diversified fund,              diversified under           diversified fund,
to be subject to greater risks because         and is not subject             the 1940 Act.               and is not subject
adverse effects on their security              to this risk.                  Non-diversified             to this risk.
holdings may affect a larger portion of                                       investment companies
their overall assets.                                                         have the flexibility
                                                                              to invest as much as
                                                                              50% of their assets
                                                                              in as few as two
                                                                              issuers with no
                                                                              single issuer
                                                                              accounting for more
                                                                              than 25% of the
                                                                              portfolio. The
                                                                              remaining 50% of the
                                                                              portfolio must be
                                                                              diversified so that
                                                                              no more than 5% of a
                                                                              fund's assets is
                                                                              invested in the
                                                                              securities of a
                                                                              single issuer, with
                                                                              certain exceptions.

Interest rate risk is the risk that            The Funds are generally less affected by interest rate risk than other risks
securities, particularly bonds with            because they typically hold a small amount of fixed-income securities.
longer maturities, will decrease in
value if interest rates rise.

Foreign government and supranatural            This is not a                  The Fund is subject to this risk with respect to
securities risks relate to the ability         significant risk for           its debt investments and will attempt to limit
of a foreign government or government          the Fund.                      this risk by performing credit analysis on the
related issuer to make timely payments                                        issuer of each security purchased. The Fund also
on its external debt obligations.                                             attempts to reduce this risk by limiting the
                                                                              portion of net assets that may be invested in
                                                                              these securities.

                                                                              The Fund also compares the risk-reward potential
                                                                              of foreign government securities being considered
                                                                              to that offered by equity securities to determine
                                                                              whether to allocate assets to equity or
                                                                              fixed-income investments.


N-S | Net assets                        Net asset value (NAV)     Preferred stock                    Price-to-earnings ratio
    | ------------------------------------------------------------------------------------------------------------------------------
    | Net assets, for purposes of       The daily dollar          Preferred stock has preference     A measure of a stock's value
      each Fund's 80% policy means      value of one mutual       over common stock in the           calculated by dividing the
      the value of all total assets     fund share. Equal to      payment of dividends and           current market price of a
      in the Fund's portfolio, minus    a fund's net assets       liquidation of assets.             share of stock by its annual
      any liabilities, plus the         divided by the            Preferred stocks also often        earnings per share. A stock
      amount of the Fund's              number of shares          pay dividends at a fixed rate      selling for $100 per share
      borrowings, if any, for           outstanding.              and are sometimes convertible      with annual earnings per share
      investment purposes.                                        into common stock.                 of $5 has a P/E of 20.

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                               Delaware International    |    Delaware Emerging     |     Delaware International
                                                 Value Equity Fund       |       Markets Fund       |      Small Cap Value Fund
                                               -------------------------------------------------------------------------------------
Credit risk of high-yield, high risk           This is not a                  The Fund may invest         The Fund may invest
fixed-income securities relates to             significant risk for           up to 35% of its net        up to 15% of its net
securities rated lower than BBB by S&P         the Fund.                      assets in                   assets in
and Baa by Moody's, which are considered                                      high-yield, high            high-yield, high
to be of poor standing and predominantly                                      risk foreign                risk foreign fixed
speculative as to the issuer's ability                                        fixed-income                income securities.
to repay interest and principal.                                              securities.
                                                                                                          We intend to limit
These bonds are often issued by less                                          We intend to limit          our investment in
creditworthy companies or by highly                                           our investment in           any one lower rated
leveraged (indebted) firms, which are                                         any single lower            bond, which can help
generally less able than more                                                 rated bond, which           to reduce the effect
financially stable firms to make                                              can help to reduce          of an individual
scheduled payments of interest and                                            the effect of an            default on the Fund,
principal. The risks posed by bonds                                           individual default          and to limit our
issued under such circumstances are                                           on the Fund. We also        overall holdings of
substantial.                                                                  intend to limit our         bonds in this
                                                                              overall holdings of         category. Such
These bonds may also be issued by, or                                         bonds in this               limitations may not
related to, less creditworthy foreign                                         category. Such              protect the Fund
governments or governmental entities.                                         limitations may not         from widespread bond
                                                                              protect the Fund            defaults brought
The economy and interest rates may                                            from widespread bond        about by a sustained
affect these high-yield, high risk                                            defaults brought            economic downturn.
securities differently from other                                             about by a sustained
securities. Prices have been found to be                                      economic downturn or
less sensitive to interest rate changes                                       from price declines
than higher rated investments, but more                                       that might result
sensitive to adverse economic changes or                                      from changes in the
individual corporate developments. Also,                                      quality ratings of
during an economic downturn or a                                              individual bonds.
substantial period of rising interest
rates, highly leveraged issuers may
experience financial stress which would
adversely affect their ability to
service principal and interest payment
obligations, to meet projected business
goals and to obtain additional
financing. Changes by recognized rating
agencies in their rating of any such
security and in the ability of the
issuer to make payments of interest and
principal will also ordinarily have a
more dramatic effect on the values of
these investments than on the values of
higher-rated securities. Consequently,
these changes will affect a Fund's net
asset value per share.

Transaction costs risk relates to the         Each Fund is subject to this risk. We strive to monitor transaction costs and to
costs of buying, selling and holding          choose an efficient trading strategy for the Funds.
foreign securities, including brokerage,
tax and custody costs, which may be
higher than those involved in domestic
transactions.

Principal                Prospectus                 Redeem                   Risk                        Sales charge
------------------------------------------------------------------------------------------------------------------------------------
Amount of money you      The official               To cash in your          Generally defined as        Charge on the
invest (also called      offering document          shares by selling        variability of              purchase or
capital). Also           that describes a           them back to the         value; also credit          redemption of fund
refers to a bond's       mutual fund,               mutual fund.             risk, inflation             shares sold through
original face value,     containing                                          risk, currency and          financial advisors.
due to be repaid at      information required                                interest rate risk.         May vary with the
maturity.                by the SEC, such as                                 Different                   amount invested.
                         investment                                          investments involve         Typically used to
                         objectives,                                         different types and         compensate advisors
                         policies, services                                  degrees of risk.            for advice and
                         and fees.                                                                       service provided.

Who manages the Funds

Investment
manager

Delaware International Advisers Ltd. makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services.

For the services provided, the manager was paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                                                           Investment management fees
---------------------------------------------------------------------------------------------------------------------
                                                          Delaware                Delaware            Delaware
                                                     International Value      Emerging Markets      International
                                                        Equity Fund                 Fund         Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------------
As a percentage of average daily net assets                 0.85%                   0.52%*              0.00%*

*Reflects a waiver of fees by the manager.


Portfolio
managers

Delaware International Value Equity Fund

Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for Delaware International Value Equity Fund. In making investment decisions for the Fund, Mr. Gillmore and Mr. May regularly consult with Emma R. E. Lewis and with a fourteen member international equity team.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., has been the senior portfolio manager for Delaware International Value Equity Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Nigel G. May, Regional Research Director, Senior Portfolio Manager and a Director of Delaware International Advisers Ltd., is a graduate of Sidney Sussex College, Cambridge. Mr. May joined Mr. Gillmore as Co-Manager of the Fund on December 22, 1997. He joined Delaware International in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R. E. Lewis, Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research.


                                                            SEC (Securities and
S   | Salomon Smith Barney Ex-US Extended Market Index      Exchange Commission)              Share classes
    | -----------------------------------------------------------------------------------------------------------------------------
    | The Salomon Smith Barney Ex-US Extended               Federal agency established by     Different classifications of
      Market Index is a US dollar denominated               Congress to administer the        shares; mutual fund share
      float weighted equity index of companies              laws governing the securities     classes offer a variety of
      located outside the United States with a              industry, including mutual        sales charge choices.
      market capitalization of $100 million or              fund companies.
      larger available to investment. This
      index consists of the companies in the
      lowest 20% in market capitalization
      within the Salomon Smith Barney World
      Equity Index.

Portfolio
managers
(continued)

Delaware Emerging Markets Fund


Clive Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund (please see Delaware International Value Equity Fund for a description of Mr. Gillmore's business experience). In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore and Mr. Akester regularly consult with a fourteen member international equity team, including co-manager Ormala Krishnan. Mr. Gillmore has been managing the Fund since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the Southeast Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a B.Sc. (Economics) from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Ormala Krishnan, Portfolio Manager of Delaware International Advisers Ltd., received a B.Sc. (Mathematics) from the National University of Singapore and a M.Sc. (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a Ph.D. in Investment & Finance with City University Business School, London.

Delaware International Small Cap Value Fund

Clive A. Gillmore (please see Delaware International Value Equity Fund for a description of Mr. Gillmore's business experience) and Gavin A. Hall have primary responsibility for making day-to-day investment decisions for the Fund.

Gavin A. Hall, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since October 25, 1999. Mr. Hall joined Delaware International in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Management Ltd. At Delaware International, his research responsibilities have included United Kingdom, Continental European and Asian equity markets.


                                                                    Statement of Additional
Signature guarantee               Standard deviation                Information (SAI)                  Stock
------------------------------------------------------------------------------------------------------------------------------------
Certification by a bank,          A measure of an investment's      The document serving as "Part      An investment that represents
brokerage firm or other           volatility; for mutual funds,     B" of a fund's prospectus that     a share of ownership (equity)
financial institution that a      measures how much a fund's        provides more detailed             in a corporation. Stocks are
customer's signature is valid;    total return has typically        information about the fund's       often referred to as common
signature guarantees can be       varied from its historical        organization, investments,         stocks or equities.
provided by members of the        average.                          policies and risks.
STAMP program.

                                                                              19

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


                                                               -------------------
                                                                Board of Trustees
                                                               -------------------
------------------------------------                                   |                              ---------------------------
        Investment manager                                     -------------------                            Custodian
Delaware International Advisors Ltd. -------------------------     The Funds       ------------------    JPMorgan Chase Bank
            Third Floor                                        -------------------                      4 Chase Metrotech Center
           80 Cheapside                                        |                 |                         Brooklyn, NY 11245
      London, England EC2V 6EE                   ---------------------------     |                    ----------------------------
------------------------------------                     Distributor             |
                   |                              Delaware Distributors, L.P.     ------------------------------
----------------------------                          2005 Market Street                 Service agent
   Portfolio managers                            Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 18 for details)                        ---------------------------           2005 Market Street
----------------------------                                   |                   Philadelphia, PA 19103-7094
                                                               |                  ------------------------------
                                              ------------------------------------      |
                                               Financial Intermediary wholesaler        |
                                              Lincoln Financial Distributors, Inc.      |
                                                      2001 Market Street                |
                                                  Philadelphia, PA 19103-7055           |
                                              ------------------------------------      |
                                                                                        |
                                                                        ------------------
                                                                           Shareholders
                                                                        ------------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.


Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.


T-V | Total return                                          Volatility
    | ------------------------------------------------------------------------------------------------------------------------------
      An investment performance measurement, expressed      The tendency of an investment to go up or down in
      as a percentage, based on the combined earnings       value by different magnitudes. Investments that
      from dividends, capital gains and change in price     generally go up or down in value in relatively
      over a given period.                                  small amounts are considered "low volatility"
                                                            investments, whereas those investments that
                                                            generally go up or down in value in relatively
                                                            large amounts are considered "high volatility"
                                                            investments.

About your account

Investing in
the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;


o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; or

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

If you are establishing an account in Delaware International Value Equity Fund on behalf of a defined contribution plan and the amount of the initial investment is at least $5 million or total assets in the plan exceed $100 million (regardless of the size of the initial investment), please call your Client Services Representative at 800 510-4015 to determine whether another more suitable alternative is available.

How to buy shares

[GRAPHIC OF LETTER]

By mail


Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OF WIRE]

By wire


Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.


[GRAPHIC OF EXCHANGE ARROWS]

By exchange


You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.


[GRAPHIC OF A PERSON]

Through your financial advisor


Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OF LETTER]

By mail


You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OF A TELEPHONE]

By telephone


You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OF EXCHANGE ARROWS]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OF A PERSON]


Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.


If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges


You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. In addition, subject to eligibility criteria, defined contribution plans may exchange into Class R shares of The International Equity Portfolio of Delaware Pooled Trust when available. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


Dividends, distributions and taxes


Dividends, if any, are paid annually for Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund. Any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Other investment policies and risk considerations

High-yield, high risk securities

Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund may invest in high-yield, high risk foreign fixed-income securities. In the past, in the opinion of the manager, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The manager intends to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect the Delaware International Small Cap Value Fund from widespread bond defaults brought about by a sustained economic downturn.

Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.

Foreign currency transactions

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Delaware International Small Cap Value Fund to deliver an amount of foreign currency in excess of the value of the Delaware International Small Cap Value Fund's securities or other assets denominated in that currency.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.

Certain management considerations

Investments by fund of funds

Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                    Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
Delaware International                                                                                            11/30
Value Equity Fund                                                2001        2000         1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.760     $16.190      $15.370     $14.720      $14.710

Income (loss) from investment operations:

Net investment income(1)                                        0.189       0.210        0.222       0.318        0.267

Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (1.205)     (0.078)       0.880       0.962        0.238
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (1.016)      0.132        1.102       1.280        0.505
                                                              -------     -------      -------     -------      -------
Less dividends and distributions from:

Net investment income                                          (0.240)     (0.240)      (0.282)     (0.475)      (0.475)

Net realized gain on investments                               (2.094)     (0.322)          --      (0.155)      (0.020)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (2.334)     (0.562)      (0.282)     (0.630)      (0.495)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $12.410     $15.760      $16.190     $15.370      $14.720
                                                              =======     =======      =======     =======      =======

Total return(2)                                                (8.14%)      0.70%        7.26%       9.10%        3.55%(3)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $75,790    $117,039     $115,009    $164,823      $71,177

Ratio of expenses to average net assets                         1.69%       1.59%        1.56%       1.40%        1.40%

Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              1.69%       1.59%        1.56%       1.40%        1.41%

Ratio of net investment income to average
   net assets                                                   1.42%       1.32%        1.40%       2.10%        1.76%

Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                                 1.42%       1.32%        1.40%       2.10%        1.75%

Portfolio turnover                                                15%         10%           3%          5%           8%
------------------------------------------------------------------------------------------------------------------------------------
(1)  Per share information was based on the average shares outstanding method.
(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(3)  Total return reflects expense limitations in effect during the period.

                                                  Net realized and unrealized gain (loss) on
How to read the       | Net investment income     investments and foreign currencies                    Net asset value (NAV)
Financial highlights  | ------------------------------------------------------------------------------------------------------------
                      | Net investment            A realized gain on investments occurs when we sell    This is the value of
                      | income includes           an investment at a profit, while a realized loss      a mutual fund share,
                        dividend and              on investments occurs when we sell an investment      calculated by
                        interest income           at a loss. When an investment increases or            dividing the net
                        earned from a fund's      decreases in value but we do not sell it, we          assets by the number
                        securities; it is         record an unrealized gain or loss. The amount of      of shares
                        after expenses have       realized gain per share, if any, that we pay to       outstanding.
                        been deducted.            shareholders would be listed under "Less dividends
                                                  and distributions-Distributions from net realized
                                                  gain on investments." Realized and unrealized gain
                                                  (loss) on foreign currencies represent changes in
                                                  the U.S. dollar value of assets (including
                                                  investments) and liabilities denominated in
                                                  foreign currencies as a result of changes in
                                                  foreign currency exchange rates.

                                                                                                    Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
Delaware Emerging                                                                                                 11/30
Markets Fund                                                     2001        2000         1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.630      $8.080       $6.550     $10.250     $  9.990

Income (loss) from investment operations:

Net investment income(1)                                        0.188       0.128        0.099       0.151        0.098

Net realized and unrealized gain (loss) on
   investments and foreign currencies                           1.169      (1.438)       1.521      (3.191)       0.262
                                                               ------      ------       ------    --------      -------
Total from investment operations                                0.357      (1.310)       1.620      (3.040)       0.360
                                                               ------      ------       ------    --------      -------
Less dividends and distributions from:

Net investment income                                          (0.047)     (0.140)      (0.090)     (0.055)      (0.025)

Net realized gain on investments                                   --          --           --      (0.605)      (0.075)
                                                               ------      ------       ------    --------      -------
Total dividends and distributions                              (0.047)     (0.140)      (0.090)     (0.660)      (0.100)
                                                               ------      ------       ------    --------      -------
Net asset value, end of period                                 $6.940      $6.630       $8.080    $  6.550      $10.250
                                                               ======      ======       ======    ========      =======

Total return(2)                                                 5.40%     (16.65%)      25.24%     (31.55%)       3.64%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $2,182      $2,229       $2,791      $1,117       $1,916

Ratio of expenses to average net assets                         1.70%       1.70%        1.70%       1.70%        1.70%

Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              2.43%       2.55%        2.69%       3.61%        2.72%

Ratio of net investment income to
   average net assets                                           2.64%       1.53%        1.40%       1.84%        0.82%

Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly                      1.91%       0.68%        0.41%      (0.07%)      (0.20%)

Portfolio turnover                                                36%         31%          17%         47%          65%
------------------------------------------------------------------------------------------------------------------------------------
(1)  Per share information was based on the average shares outstanding method.
(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

                                                                                  Ratio of net
                                                                                  investment income
                                                        Ratio of expenses to      (loss) to average
Total return                     Net assets             average net assets        net assets             Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate that    Net assets represent   The expense ratio is      We determine this      This figure tells
an investor would have earned    the total value of     the percentage of         ratio by dividing      you the amount of
or lost on an investment in a    all the assets in a    net assets that a         net investment         trading activity in
fund. In calculating this        fund's portfolio,      fund pays annually        income by average      a fund's portfolio.
figure for the financial         less any               for operating             net assets.            For example, a fund
highlights table, we include     liabilities, that      expenses and                                     with a 50% turnover
applicable fee waivers,          are attributable to    management fees.                                 has bought and sold
exclude front-end and            that class of the      These expenses                                   half of the value of
contingent deferred sales        Fund.                  include accounting                               its total investment
charges, and assume the                                 and administration                               portfolio during the
shareholder has reinvested all                          expenses, services                               stated period.
dividends and realized gains.                           for shareholders,
                                                        and similar
                                                        expenses.

                                                                                       Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     Period
                                                                                    Year ended  12/19/97(1)
Delaware International                                                                   11/30      through
Small Cap Value Fund                                             2001        2000         1999     11/30/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.340     $10.730     $  9.000       $8.500

Income (loss) from investment operations:

Net investment income(2)                                        0.149       0.209        0.168        0.191

Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (0.370)     (0.727)       1.817        0.309
                                                               ------     -------      -------       ------
Total from investment operations                               (0.221)     (0.518)       1.985        0.500
                                                               ------     -------      -------       ------

Less dividends and distributions from:

Net investment income                                          (0.188)     (0.140)      (0.180)          --

Net realized gain on investments                               (0.521)     (1.732)      (0.075)          --
                                                               ------     -------      -------       ------
Total dividends and distributions                              (0.709)     (1.872)      (0.255)          --
                                                               ------     -------      -------       ------
Net asset value, end of period                                 $7.410     $ 8.340      $10.730       $9.000
                                                               ======     =======      =======       ======

Total return(3)                                                 3.09%      (5.32%)      22.74%        5.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $3,579      $3,691       $3,900       $3,175

Ratio of expenses to average net assets                         1.25%       1.25%        1.25%        1.25%

Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              3.42%       1.52%        1.57%        2.05%

Ratio of net investment loss to average
   net assets                                                   1.91%       2.45%        1.71%        2.25%

Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                                (0.26%)      2.18%        1.39%        1.45%

Portfolio turnover                                                20%         22%          96%           4%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3)  Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value.

Total return reflects expense limitations in effect for the Fund.

Appendix A - Bond Ratings

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Delaware
International Value
Equity Fund

Delaware Emerging
Markets Fund

Delaware
International
Small Cap
Value Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statements of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of a Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800 510-4015. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Client Services Representative


800 510-4015


Delaphone Service


800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Investment Company Act file number: 811-6324


Delaware Fund Symbols
                                                          CUSIP        NASDAQ
                                                          -----        ------

Delaware International
   Value Equity Fund
   Institutional Class                                  245914403       DEQIX
Delaware Emerging
   Markets Fund
   Institutional Class                                  245914817       DEMIX
Delaware International
   Small Cap Value Fund
   Institutional Class                                  245914676       DABIX



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



PR-048 [--] BUR 1/02


                                                                     ---------------------------------------------------------------
Delaware Investments includes funds with a wide range                           DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
of investment objectives. Stock funds, income funds,                 ---------------------------------------------------------------
national and state-specific tax-exempt funds, money market
funds, global and international funds and closed-end funds           Delaware International Value Equity Fund
give investors the ability to create a portfolio that fits           Delaware Emerging Markets Fund
their personal financial goals. For more information,                Delaware International Small Cap Value Fund
shareholders of the Class A, B and C Shares should contact
their financial advisor or call Delaware Investments at              CLASS A SHARES
800 523-1918 and Shareholders of the Institutional Classes           CLASS B SHARES
should contact Delaware Investments at 800 510-4015.                 CLASS C SHARES
                                                                     INSTITUTIONAL CLASS

                                                                     ---------------------------------------------------------------

INVESTMENT MANAGER
Delaware International Advisers Ltd.
80 Cheapside
Third Floor
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street                                                   PART B
Philadelphia, PA 19103-7094
                                                                     STATEMENT OF
SHAREHOLDER SERVICING,                                               ADDITIONAL INFORMATION
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                                  ---------------------------------------------------------------
AND TRANSFER AGENT
Delaware Service Company, Inc.                                       January 31, 2002
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245



                                                                                              Delaware
                                                                                              Investments(SM)
                                                                                              -------------------------------------
                                                                                              A member of Lincoln Financial Group(R)

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2002

                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Value Equity Fund          Delaware Emerging Markets Fund
                   Delaware International Small Cap Value Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

       For more information about the Institutional Classes: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800 523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500

         This Statement of Additional Information ("Part B") describes shares of the funds listed above (individually a "Fund" and collectively the "Funds") of Delaware Group Global & International Funds ("Global Funds"). Global Funds is a registered, open-end management investment company.

         Each Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (together referred to the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares, except where noted.

         This Part B should be read in conjunction with the Prospectuses for the Funds dated January 31, 2002, as they may be amended from time to time. The Prospectuses may be obtained by writing or calling your investment dealer or by calling the Funds at 800 523-1918 or by contacting the Funds' national distributor, Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

-------------------------------------------------- ------- ------------------------------------------------------------------ ------
TABLE OF CONTENTS                                    Page                                                                      Page
-------------------------------------------------- ------- ------------------------------------------------------------------ ------
Investment Policies and Portfolio Techniques          2    Distributions and Taxes                                             60
-------------------------------------------------- ------- ------------------------------------------------------------------ ------
Accounting and Tax Issues                            17    Investment Management Agreement and Sub-Advisory Agreements         62
-------------------------------------------------- ------- ------------------------------------------------------------------ ------
Performance Information                              21    Officers and Trustees                                               64
-------------------------------------------------- ------- ------------------------------------------------------------------ ------
Trading Practices and Brokerage                      29    General Information                                                 74
-------------------------------------------------- ------- ------------------------------------------------------------------ ------
Purchasing Shares                                    31    Financial Statements                                                78
-------------------------------------------------- ------- ------------------------------------------------------------------ ------
Investment Plans                                     43    Appendix A - Description of Ratings                                 79
-------------------------------------------------- ------- ------------------------------------------------------------------ ------
Determining Offering Price and Net Asset Value       51    Appendix B - Investment Objectives of the Funds in the
                                                                    Delaware Investments Family                                82
-------------------------------------------------- -------
Redemption and Exchange                              52
-------------------------------------------------- ------- ------------------------------------------------------------------ ------

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

Investment Restrictions
         Fundamental Investment Restrictions -- Global Funds has adopted the following restrictions for each Fund, as applicable which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:
         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit. A Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


         Delaware International Value Equity Fund and Delaware Emerging Markets
         Fund:
         1. For Delaware International Value Equity Fund, as to 75% of its total assets, and for Delaware Emerging Markets Funds, as to 50% of their respective total assets, invest more than 5% of their respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. For Delaware International Value Equity Fund invest in securities of other open-end investment companies, except as part of a merger, consolidation or other acquisition. This limitation does not prohibit the Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates. Delaware Emerging Markets Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act.

         3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with a Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent a Fund from investing in securities secured by real estate or interests therein.

         5. For Delaware International Value Equity Fund, purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

         7. Make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         8. For Delaware International Value Equity Fund, write, purchase or sell options, puts, calls or combinations thereof, except that such Fund may:
(a) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of such Fund's total assets; (b) write secured put options; (c) write covered call options; and (d) purchase put options if such Fund owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Such Fund may sell put or call options previously purchased and enter into closing transactions with respect to the activities noted above.

         9. Purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses, subject to investment restriction 10 below.

         10. Enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

         11. Make short sales of securities, or purchase securities on margin, except that a Fund may satisfy margin requirements with respect to futures transactions.

         12. For Delaware International Value Equity Fund, invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         13. For Delaware International Value Equity Fund, purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of Global Funds or of its investment manager if or so long as the trustees and officers of Global Funds and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         14. For Delaware International Value Equity Fund, invest in interests in oil, gas or other mineral exploration or development programs or leases.

         15. For Delaware International Value Equity Fund, invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets, and for Delaware Emerging Markets Fund, invest more than 15% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         16. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets. A Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks.

         Although not considered to be a fundamental policy, restriction 5 above will apply to each of the Funds of Global Funds as a whole. In addition, although not considered a fundamental policy, for purposes of restriction 15 above, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets. As to Delaware International Value Equity Fund and Delaware Emerging Markets Fund, although not considered to be a fundamental investment restriction, each Fund will invest no more than 5% of its respective assets in warrants.

         Delaware International Small Cap Value Fund shall not:

         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

INVESTMENTS

Foreign Securities
         Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge each Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

         Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts each Fund may make or enter into will be subject to the special currency rules described above.

Repurchase Agreements
         While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments Funds jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware International Advisers Ltd. (the "Manager"), under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Global Funds from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Global Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Foreign Currency Transactions
         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         A Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward contracts by marking to market each day at daily exchange rates.

         When a Fund enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's assets denominated in such foreign currency, the Fund's Custodian Bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

         A Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and Delaware International Small Cap Value Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to Delaware International Small Cap Value Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Depositary Receipts
         The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Rule 144A Securities
         A Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that a Fund has no more than 15% (or, in the case of Delaware International Value Equity Fund, 10%) of its net assets in illiquid securities.

Non-Traditional Equity Securities
         Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund may each invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

U.S. Government Securities
         Although not a principal strategy for the Funds, for temporary defensive purposes, the Funds may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies

Brady Bonds
         Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund may invest in Brady Bonds consistent with their investment objective. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers. We believe that the economic reforms undertaken by countries in connection with the issuance of Brady Bonds makes the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Zero-Coupon Securities
         Each Fund may also invest in zero-coupon bonds. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specific date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their face amounts or par value. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Risks Relating to Russian Securities
         Delaware Emerging Markets Fund may invest to a limited degree in Russian Securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Investment Company Securities
         Any investments that a Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's limitations, the Fund may not
(1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

Diversification
         While Delaware Emerging Markets Fund intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, none of these Funds will be diversified under the 1940 Act. Thus, while at least 50% of each such Fund's total assets will be represented by cash, cash items, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Fund's assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

Options
         Each Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

         Each Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will not, however, invest more than 15% (or, in the case of Delaware International Value Equity Fund, 10%) of its assets in illiquid securities.

         Purchasing Call Options--Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets.

         When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

         Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Futures
         Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by a Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by a Fund with respect to such futures contracts.

         Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options on Foreign Currencies
         Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian Bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its Custodian Bank.

         With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

         In order to comply with the securities laws of one state, a Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Fund's net assets. Should state laws change or Global Funds receive a waiver of their application for a Fund, the Funds reserve the right to increase this percentage.

Options on Stock Indices
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard and Poor's 500(R) Composite Stock Price Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability effectively to hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Concentration
         In applying the Funds' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

SPECIAL RISK CONSIDERATIONS
        Foreign Securities Risks. Each Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

        In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States' generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

        Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

        Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Fund may invest, and in which Delaware Emerging Markets Fund will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject. Under normal circumstances, Delaware Emerging Markets Fund will invest at least 65% of its assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries which are considered to be emerging or developing.

        Foreign Government Securities Risks. With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

        As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.


        Among the foreign government and government related issuers in which Delaware Emerging Markets Fund may invest are certain high-yield securities, including so-called Brady Bonds. The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which Delaware Emerging Markets Fund expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high-yield securities in which Delaware Emerging Markets Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for new issued bonds (Brady Bonds). The investment advisors believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.


        Risks Related to Additional Investment Techniques. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

        It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

        Delaware Emerging Markets Fund may invest up to 35% of its net assets, in high-yield, high risk foreign fixed-income securities. These securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Manager to be of equivalent quality. No Fund will purchase securities rated lower than C by S&P or Ca by Moody's, or, if unrated, considered to be of an equivalent quality to such ratings by the Investment Manager. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.


ACCOUNTING AND TAX ISSUES

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices
         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements
         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of that Fund's total assets, and, with respect to 50% of that Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of that Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of undistributed amounts, if any, from the prior year to shareholders by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:


         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.


         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-year, five-year, ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC or other CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                          n
                                 P (1 + T)  = ERV

        Where:             P  =  a hypothetical initial purchase order of $1,000
                                 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                           T  =  average annual total return;

                           n  =  number of years;

                         ERV  =  redeemable value of the hypothetical $1,000
                                 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and SalomonSmithBarney ("SSB"). These indices are not managed for any investment goal.

         The average annual total return performance of each Fund through November 30, 2001 follows. The total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at the end of the period. The total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at the end of the period and, therefore, does not reflect the deduction of a CDSC. Pursuant to applicable regulation, total return shown for Delaware International Value Equity Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Delaware International Value Equity Fund A Class and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 plan expenses, and performance would have been affected had such an adjustment been made.

          Shares of Delaware International Small Cap Value Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the Class A Shares sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase. As of September 28, 2001 shareholder activity started re-entering into the Class.

         Securities prices fluctuated during the periods covered and the past results should not be considered as representative of future performance.

                          Average Annual Total Return(1)
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
                                                                           1 year    3 years    5 years   10 years
                                                                            ended      ended      ended      ended    Life of
                                                                         11/30/01   11/30/01   11/30/01   11/30/01    Fund(4)
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Value Equity Fund A Class (at NAV)                  -8.33%     -0.53%      2.02%      7.14%      6.70%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Value Equity Fund A Class (at Offer)(2)            -13.62%     -2.48%      0.83%      6.51%      6.08%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Value Equity Fund B Class (including CDSC)(3)       -9.04%     -1.24%      1.30%        N/A      3.83%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Value Equity Fund B Class (excluding CDSC)         -12.97%     -2.07%      0.98%        N/A      3.83%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Value Equity Fund C Class (including CDSC)          -9.04%     -1.22%      1.32%        N/A      4.63%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Value Equity Fund C Class (excluding CDSC)          -9.82%     -1.22%      1.32%        N/A      4.63%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Value Equity Fund Institutional Class               -8.14%     -0.26%      2.31%        N/A      6.98%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund A Class (at NAV)(5)                          5.09%      2.94%     -5.11%        N/A     -4.73%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware Emerging Markets Fund A Class (at Offer)(2/5)                     -0.91%      0.92%     -6.23%        N/A     -5.75%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware Emerging Markets Fund B Class (including CDSC)(3)                  4.29%      2.16%     -5.80%        N/A     -5.41%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware Emerging Markets Fund B Class (excluding CDSC)                    -0.71%      1.19%     -6.15%        N/A     -5.57%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware Emerging Markets Fund C Class (including CDSC)                     4.46%      2.21%     -5.80%        N/A     -5.41%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware Emerging Markets Fund C Class (excluding CDSC)                     3.46%      2.21%     -5.80%        N/A     -5.41%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware Emerging Markets Fund Institutional  Class                         5.40%      3.23%     -4.84%        N/A     -4.44%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Delaware International Small Cap Value Fund A Class (at NAV)               -3.09%      4.04%        N/A        N/A      4.56%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Small Cap Value Fund A Class (at Offer)             -8.67%      2.01%        N/A        N/A      3.00%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Small Cap Value Fund B Class (including CDSC)(3)       N/A        N/A        N/A        N/A      7.08%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Small Cap Value Fund B Class (excluding CDSC)          N/A        N/A        N/A        N/A      2.08%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Small Cap Value Fund C Class (including CDSC)          N/A        N/A        N/A        N/A      7.08%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Small Cap Value Fund C Class (excluding CDSC)          N/A        N/A        N/A        N/A      6.08%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------
Delaware International Small Cap Value Fund Institutional  Class           -3.09%      4.04%        N/A        N/A      4.56%
----------------------------------------------------------------------- ---------- ---------- ---------- ---------- ----------

(1)      The Manager voluntarily agreed to waive its management fee and pay expenses to limit total operating expenses to certain limits during certain periods shown. Without such waiver and payment performance would have been affected negatively. See
         Investment Management Agreement and Sub-Advisory Agreements for information about the expense caps.
(2)      Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3)      Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.


(4)      The Fund's commencement of operations were as follows:
        ---------------------------------------------------------------- ------------
        Delaware International Value Equity Fund A Class                    10/31/91
        Delaware International Value Equity Fund B Class                      9/6/94
        Delaware International Value Equity Fund C Class                    11/29/95
        Delaware International Value Equity Fund Institutional Class         11/9/92
        ---------------------------------------------------------------- ------------
        Delaware Emerging Markets Fund A Class                               6/10/96
        Delaware Emerging Markets Fund B Class                               6/10/96
        Delaware Emerging Markets Fund C Class                               6/10/96
        Delaware Emerging Markets Fund Institutional Class                   6/10/96
        ---------------------------------------------------------------- ------------
        Delaware International Small Cap Value Fund A Class                 12/19/97
        Delaware International Small Cap Value Fund B Class                  9/28/01
        Delaware International Small Cap Value Fund C Class                  9/28/01
        Delaware International Small Cap Value Fund Institutional Class     12/19/97
        ---------------------------------------------------------------- ------------

(5)      For the period from February 1, 1998 through May 31, 2001, the Distributor elected voluntarily to waive 0.05% of Delaware
         Emerging Markets Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. In the absence of such voluntary waiver, performance would have been affected negatively.

         Total return performance for a Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge or CDSC paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in a Fund in the future.

         From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, MSCI Emerging Markets Free Latin America Index, the MSCI Europe Index or the SSB World Government Bond Index.

           Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the SSB World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula.

                                       a-b      6
                           YIELD = 2[( ---- + 1)  - 1]
                                        cd

        Where:         a  =  dividends and interest earned during the period;

                       b  =  expenses accrued for the period (net of
                             reimbursements);

                       c  =  the average daily number of shares outstanding
                             during the period that were entitled to receive dividends;

                       d  =  the maximum offering price per share on the last
                             day of the period.

         Past performance, such as reflected in quoted yields, should not be considered as representative of the results which may be realized from an investment in a Fund in the future. The net asset value of any Fund may change. Unlike money market funds, the Funds invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley Capital International, SSB and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following table presents examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through November 30, 2001. The calculations assume the reinvestment of any realized securities profits, distributions and income dividends paid during the indicated periods. The performance also reflects maximum sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

          Shares of Delaware International Small Cap Value Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the Class A Shares sold shares were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of November 30, 2000. Therefore performance is not being shown for this Class.

------------------------------------------ -----------------------------------------------------------------------------------------
                                                                            Cumulative Total Return(1)
                                           -----------------------------------------------------------------------------------------
                                            3 months    6 months    9 months     1 year     3 years     5 years   10 years
                                               ended       ended       ended      ended       ended       ended      ended   Life of
                                            11/30/01    11/30/01    11/30/01   11/30/01    11/30/01    11/30/01   11/30/01   Fund(4)
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Value Equity Fund
A Class (at NAV)                              -4.78%      -7.83%     -10.43%     -8.33%      -1.57%     10.54%     99.36%     92.93%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Value Equity Fund
A Class (at Offer)(2)                        -10.24%     -13.14%     -15.57%    -13.62%      -7.26%      4.20%     87.88%     81.33%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Value Equity Fund
B Class (including CDSC)(3)                   -5.04%      -8.24%     -10.97%     -9.04%      -3.69%      6.68%        N/A     31.21%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Value Equity Fund
B Class (excluding CDSC)                      -9.79%     -12.83%     -15.43%    -12.97%      -6.09%      5.00%        N/A     31.21%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Value Equity Fund
C Class (including CDSC)                      -5.04%      -8.25%     -10.92%     -9.04%      -3.62%      6.77%        N/A     31.21%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Value Equity Fund
C Class (excluding CDSC)                      -5.99%      -9.16%     -11.81%     -9.82%      -3.62%      6.77%        N/A     31.21%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Value Equity Fund
Institutional Class                           -4.76%      -7.73%     -10.27%     -8.14%      -0.78%     12.08%        N/A     97.47%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------

------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware Emerging Markets Fund A Class
(at NAV)(5)                                   -2.67%      -9.31%      -7.36%      5.09%       9.09%    -23.07%        N/A    -23.30%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware Emerging Markets Fund A Class
(at Offer)(2/5)                               -8.22%     -14.57%     -12.74%     -0.91%       2.80%    -27.51%        N/A    -27.71%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware Emerging Markets Fund B Class
(including CDSC)(3)                           -2.86%      -9.70%      -7.98%      4.29%       6.61%    -25.82%        N/A    -26.27%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware Emerging Markets Fund B Class
(excluding CDSC)                              -7.71%     -14.21%     -12.59%     -0.71%       3.61%    -27.19%        N/A    -26.95%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware Emerging Markets Fund C Class
(including CDSC)                              -2.72%      -9.57%      -7.86%      4.46%       6.78%    -25.82%        N/A    -26.27%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware Emerging Markets Fund C Class
(excluding CDSC)                              -3.69%     -10.48%      -8.78%      3.46%       6.78%    -25.82%        N/A    -26.27%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware Emerging Markets Fund
Institutional Class                           -2.67%      -9.16%      -7.22%      5.40%      10.02%    -21.95%        N/A    -22.03%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------


------------------------------------------ -----------------------------------------------------------------------------------------
                                                                            Cumulative Total Return(1)
                                           -----------------------------------------------------------------------------------------
                                             3 months   6 months    9 months      1 year     3 years    5 years   10 years
                                                ended      ended       ended       ended       ended      ended      ended   Life of
                                             11/30/01   11/30/01    11/30/01    11/30/01    11/30/01   11/30/01   11/30/01   Fund(4)
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Small Cap Value
Fund A Class (at NAV)                         -7.72%     -11.04%     -10.29%     -3.09%      12.63%        N/A        N/A     19.25%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Small Cap Value
Fund A Class (at Offer)(2)                   -13.03%     -16.18%     -15.41%     -8.67%       6.14%        N/A        N/A     12.38%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Small Cap Value
Fund B Class (including CDSC)(3)               N/A           N/A         N/A        N/A         N/A        N/A        N/A      0.00%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Small Cap Value
Fund B Class (excluding CDSC)                  N/A           N/A         N/A        N/A         N/A        N/A        N/A      0.00%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Small Cap Value
Fund C Class (including CDSC)                  N/A           N/A         N/A        N/A         N/A        N/A        N/A      0.00%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Small Cap Value
Fund C Class (excluding CDSC)                  N/A           N/A         N/A        N/A         N/A        N/A        N/A      0.00%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------
Delaware International Small Cap Value
Fund Institutional Class                      -7.72%     -11.04%     -10.29%     -3.09%      12.63%        N/A        N/A     19.25%
------------------------------------------ ----------- ----------- ----------- ---------- ----------- ---------- ---------- --------

(1)      The Manager voluntarily agreed to waive its management fee and pay expenses to limit total operating expenses to certain limits during certain periods shown. Without such waiver and payment performance would have been affected negatively. See
         Investment Management Agreement and Sub-Advisory Agreements for information about the expense caps.
(2)      Prior to November 2, 1998, the maximum front-end sales charge was 4.75%. Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3)      Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4)      The Fund's commencement of operations were as follows:

         --------------------------------------------------------------------- ------------
          Delaware International Value Equity Fund A Class                        10/31/91
          Delaware International Value Equity Fund B Class                          9/6/94
          Delaware International Value Equity Fund C Class                        11/29/95
          Delaware International Value Equity Fund Institutional Class             11/9/92
         --------------------------------------------------------------------- ------------
          Delaware Emerging Markets Fund A Class                                   6/10/96
          Delaware Emerging Markets Fund B Class                                   6/10/96
          Delaware Emerging Markets Fund B Class                                   6/10/96
          Delaware Emerging Markets Fund Institutional Class                       6/10/96
         --------------------------------------------------------------------- ------------
          Delaware International Small Cap Value Fund A Class                     12/19/97
          Delaware International Small Cap Value Fund B Class                      9/28/01
          Delaware International Small Cap Value Fund C Class                      9/28/01
          Delaware International Small Cap Value Fund Institutional Class         12/19/97
         --------------------------------------------------------------------- ------------

(5)      For the period from February 1, 1998 through May 31, 2001, the Distributor elected voluntarily to waive 0.05% of Delaware
         Emerging Markets Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. In the absence of such voluntary waiver, performance would have been affected negatively.
(6)      From inception through September 20, 2001, the Distributor elected voluntarily to waive 0.05% of Delaware International
         Small Cap Value Fund A Class' 12b-1 fee in order to limit 12b-1 Plan expenses to 0.25%. In the absence of such voluntary waiver, performancewould have been affected negatively.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for Global Funds and other Delaware Investments mutual funds, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor may also provide information that discusses the overriding investment philosophy of Delaware Management Company ("Delaware"), or Delaware Investment Advisers ("DIA"), both series of Delaware Management Business Trust, and the Manager, an affiliate of Delaware, and how that philosophy impacts Fund investment disciplines and strategies employed in seeking each Fund's objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of Delaware or DIA or the Manager, including the number of such clients serviced by Delaware, DIA and/or the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                 Number
                            Investment        Price Per         of Shares
                              Amount            Share           Purchased
          Month 1               $100            $10.00              10
          Month 2               $100            $12.50               8
          Month 3               $100             $5.00              20
          Month 4               $100            $10.00              10
          ----------------------------------------------------------------
                                $400            $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family of funds.

The Power of Compounding
          When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

          The Manager selects brokers or dealers to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund may pay a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by were paid by the following Funds:

        ------------------------------------------------------- ------------------------------------
                                                                           November 30,
                                                                ------------------------------------
                                                                       2001        2000        1999
                                                                       ----        ----        ----
        ------------------------------------------------------- ------------ ----------- -----------
        Delaware International Value Equity Fund                   $204,144    $199,066    $585,500
        ------------------------------------------------------- ------------ ----------- -----------
        Delaware Emerging Markets Fund                              $30,386     $30,490     $14,806
        ------------------------------------------------------- ------------ ----------- -----------
        Delaware International Small Cap Value Fund                  $3,331      $3,966     $17,044
        ------------------------------------------------------- ------------ ----------- -----------


         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During their last fiscal year, portfolio transactions of the following Funds, in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

        ------------------------------------------------------- ----------------------- --------------------
                                                                      Portfolio              Brokerage
                                                                     Transactions           Commissions
                                                                       Amounts                Amounts
        ------------------------------------------------------- ----------------------- --------------------
        Delaware International Value Equity Fund                      $8,339,820              $19,014
        ------------------------------------------------------- ----------------------- --------------------
        Delaware Emerging Markets Fund                                    $0                    $0
        ------------------------------------------------------- ----------------------- --------------------
        Delaware International Small Cap Value Fund                    $47,291                  $94
        ------------------------------------------------------- ----------------------- --------------------


         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Funds' Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc. (the "NASDR(SM") rules, and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of its investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options which are subsequently exercised. To the extent a Fund realizes gains on securities held for less than twelve months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

         Under certain market conditions, a Fund may experience a rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:

        ------------------------------------------------------------ --------------- --------------
                                                                               2001           2000
                                                                               ----           ----
        ------------------------------------------------------------ --------------- --------------
        Delaware International Value Equity Fund                                15%            10%
        ------------------------------------------------------------ --------------- --------------
        Delaware Emerging Markets Fund                                          36%            31%
        ------------------------------------------------------------ --------------- --------------
        Delaware International Small Cap Value Fund                             20%            22%
        ------------------------------------------------------------ --------------- --------------


PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Global Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments Fund, the Manager or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Global Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Global Funds reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules, relating to investment company sales charges. Global Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fee waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares of the Funds are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase;
(ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         [The Distributor has voluntarily elected to waive 0.05% of the payment of 12b-1 Plan expenses by Delaware Emerging Markets Fund A Class beginning February 1, 1998 through January 31, 2003.]

         Since the International Small Cap Value Fund's commencement of operations, Delaware Distributors, L.P. has voluntarily waived 12b-1 Plan expenses for each Class of the Fund. Effective September 21, 2001, the Fund commenced paying 12b-1 Plan expenses of an amount up to 0.30% (currently set at 0.25% by the Board of Trustees) of average daily net assets for Class A shares and 1.00% for Class B and Class C shares.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Global Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A Shares, Class B Shares and Class C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount, of 12b-1 Plan expenses relating to Class A Shares, Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments Funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments Funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Global Funds has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of a Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Classes of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, absent any applicable fee waiver, each Fund may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets for the year. Global Funds Board of Trustees may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Global Funds including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Global Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Global Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Global Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for its review.

         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year.

------------------------------- ------------------------------- ------------------------------- -----------------------------------
                                           Delaware                                                          Delaware
                                  International Value Equity               Delaware                International Small Cap Value
                                             Fund                   Emerging Markets Fund                     Fund*
------------------------------- ------------------------------- ------------------------------- -----------------------------------
                                 Class A    Class B   Class C   Class A    Class B    Class C     Class A     Class B     Class C
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Advertising                            $0         $0      $124        $0         $0        $20          $0          $0          $0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Annual/Semi-Annual Reports         10,032          0     1,090       412          0        166           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Broker Trails                     196,793     78,880    64,839    16,153      7,251     10,665           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Broker Sales Charges                    0    144,384    16,243         0      3,457      1,756           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Dealer Service Expenses                 0          0         0         0          0          0           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Interest on Broker Sales
Charges                                 0     93,099         0         0     18,460          0           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Commissions to Wholesalers          4,762          0         0         7          0          0           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Promotional-Broker Meetings             0          0         0         0          0          0           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Promotional-Other                   8,171          0     3,825       276          0        617           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Prospectus Printing                 8,670          0     1,670        15          0        261           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Telephone                               0          0         0         0          0          0           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Wholesaler Expenses                 3,994          0     8,513         0          0        528           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Other                                   0          0         0         0          0          0           0           0           0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
Total                            $232,422   $316,363   $96,304   $16,863    $29,168    $14,013          $0          $0          $0
------------------------------- ---------- ---------- --------- --------- ---------- ---------- ----------- ----------- -----------
*        Delaware International Small Cap Value Fund's 12b-1 Plan went into effect on September 21, 2001, and had payment values of less than $1 as of November 30, 2001.


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments Fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty Financial Group LLC.

         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed.

         Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Global Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments Funds ("eligible Delaware Investments Fund shares"), as well as shares of designated classes of non-Delaware Investments Funds ("eligible non-Delaware Investments Fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments Fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments Fund shares for other eligible Delaware Investments Fund shares or for eligible non-Delaware Investments Fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments Fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments Fund shares. When eligible Delaware Investments Fund shares are exchanged into eligible non-Delaware Investments Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Global Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments Funds (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments Fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments Funds which offer such classes (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of Delaware International Value Equity Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Delaware International Small Cap Value Fund and the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments Funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments Funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Global Funds for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in Delaware Investments Funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments Funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments Funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) Defined Contribution Plan, an IRA and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only for IRAs, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 to his or her IRA each year through 2001. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deductions, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

        In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $2,000 will rise to $5,000 in 2008, with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

        The annual contribution limits through 2008 are as follows:
          Calendar Year                 Under Age 50            Age 50 and Above
          -------------                 ------------            ----------------
               2001                        $2,000                    $2,500
            2002-2004                      $3,000                    $3,500
               2005                        $4,000                    $4,500
            2006-2007                      $4,000                    $5,000
               2008                        $5,000                    $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 in 2001 and increased limits in subsequent years are still available if the taxpayer's AGI is no greater than $33,000 ($53,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income greater than $53,000 and less than $63,000, and for single individuals with AGI greater than $33,000 and less than $43,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 through 2001 per year can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2001 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary through 2001. Beginning in 2002, the annual contribution that can be made for each designated beneficiary will be increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring, certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The annual limit is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         Through 2001, the $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI greater than $150,000 and less than $160,000. Beginning in 2002, the modified AGI limit increases for couples filing jointly to $190,000 for a full contribution and through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and generally subject to an additional 10% tax if the distribution is not for qualified higher education expenses. Tax-free transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs
         An employer or association of employees may establish a Group IRA or Group Roth IRA for its employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature Distribution taxes, but distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax-filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% additional tax on the amount prematurely distributed, in addition to the regular income tax resulting from the distribution.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% additional tax if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used within 120 days of the distribution to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a principal residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

         Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employee may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Funds. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in a Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, for securities for which market quotations are not readily available and other assets the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Global Funds' 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.





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

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern Time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Global Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of the Funds are subject to a CDSC of (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year after purchase (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares or Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wiring fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLineSM On Demand under Investment Plans.

Timing Accounts
         Right to Refuse Timing Accounts - With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments Funds from Timing Firms. The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts - Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

           Restrictions on Timed Exchanges - Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments Funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments Funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments Funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

          Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Delaware International Small Cap Value Fund or for the Institutional Class of each Fund. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Code, or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge -Class C Shares
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DISTRIBUTIONS AND TAXES

         The Board of Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         Delaware International Value Equity Fund will normally declare and make payments from net investment income on a quarterly basis. Delaware Emerging Markets and Delaware International Small Cap Value Funds each will normally declare and make payments from net investment income on an annual basis.

         Payments from net realized securities profits of a Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

         Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Persons not subject to tax will not be required to pay taxes on distributions.

         Dividends from net investment income (e.g., dividends and interest less expenses incurred in the operation of a Fund) or net short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes. Distributions from net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates described below. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Each Fund is treated as a single tax entity and capital gains for each Fund will be calculated separately.

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

          Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


          Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


          All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

          If you redeem some or all of yours shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

         Because of each Fund's investment policy, it is expected that either none or only a nominal portion of a Fund's dividends will be eligible for the dividends-received deduction for corporations. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. The rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

         See also Other Tax Requirements under Accounting and Tax Issues in this Part B.

INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

         Delaware International Advisers Ltd. ("Delaware International" or the "Manager"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to each Fund subject to the supervision and direction of Global Funds' Board of Trustees.

         On November 30, 2001, Delaware International and its affiliates within Delaware Investments were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $25,848,128,000) and investment company (approximately $21,852,721,000) accounts.

         The Investment Management Agreement for each Fund is dated November 23, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Global Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Global Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The compensation payable by each Fund to Delaware International for investment management services is equal to as follows:

        ---------------------------------------------- ------------------------------------------
                                                                Management Fee Schedule
                                                         (as a percentage of daily net assets)
        Fund                                                          Annual Rate
        ---------------------------------------------- ------------------------------------------
        Delaware International Value Equity Fund       0.85% on the first $500 million;
                                                       0.80% on the next $500 million;
                                                       0.75% on the next $1.5 billion; and
                                                       0.70% on assets in excess of $2.5 billion.
        ---------------------------------------------- ------------------------------------------
        Delaware Emerging Markets Fund                 1.25% on the first $500 million;
                                                       1.20% on the next $500 million;
                                                       1.15% on the next $1.5 billion; and
                                                       1.10% on assets in excess of $2.5 billion.
        ---------------------------------------------- ------------------------------------------
        Delaware International Small Cap Value Fund    1.25% on the first $500 million;
                                                       1.20% on the next $500 million;
                                                       1.15% on the next $1.5 billion; and
                                                       1.10% on assets in excess of $2.5 billion.
        ---------------------------------------------- ------------------------------------------

         On November 30, 2001, the total net assets of the following Funds were:

        ---------------------------------------------- ------------------
        Delaware International Value Equity Fund            $191,789,891
        ---------------------------------------------- ------------------
        Delaware Emerging Markets Fund                       $12,590,753
        ---------------------------------------------- ------------------
        Delaware International Small Cap Value Fund           $3,634,524
        ---------------------------------------------- ------------------

         Delaware International has contracted to waive that portion, if any, of the annual management fees payable by a Fund and to pay a Fund's expenses to the extent necessary to ensure that the Total Operating Expenses for a Fund do not exceed the following percentages of average daily net assets (exclusive of applicable 12b-1 payments, taxes, interest, brokerage commissions and extraordinary expenses) through January 31, 2003.

        ---------------------------------------------- ------------------
        Delaware Emerging Markets Fund(1)                          1.70%
        ---------------------------------------------- ------------------
        Delaware International Small Cap Value Fund(1)             1.25%
        ---------------------------------------------- ------------------
        (1)This expense cap has been in place from the commencement of the Fund's operations.

         For Delaware International Value Equity Fund, Delaware International elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware International Value Equity Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) did not exceed 0.95% from the commencement of operations through May 31, 1994. Such commitment from June 1, 1994 through November 30, 1994 was 1.50% of average daily net assets and from December 1, 1995 through November 30, 1998 was 1.55% of average daily net assets. There is no longer a waiver in place for this Fund.

         The expense waivers and/or payments will be reevaluated by the Manager periodically.

         Investment management fees incurred for the last three fiscal years with respect to each Fund were as follows:

        ----------------------------------------------- ---------------------- ---------------------- -----------------------
        Fund                                            November 30, 2001      November 30, 2000      November 30, 1999
        ----                                            -----------------      -----------------      -----------------
        ----------------------------------------------- ---------------------- ---------------------- -----------------------
        Delaware International Value Equity Fund        $1,692,953 earned      $2,175,406 earned      $2,614,396 earned
                                                        $1,692,953 paid        $2,175,406 paid        $2,614,396 paid
                                                        $-0- waived            $-0- waived            $-0- waived
        ----------------------------------------------- ---------------------- ---------------------- -----------------------
        Delaware Emerging Markets Fund                  $167,936 earned        $216,254 earned        $155,098 earned
                                                        $70,089 paid           $66,093 paid           $31,870 paid
                                                        $97,847 waived         $150,161 waived        $123,228 waived
        ----------------------------------------------- ---------------------- ---------------------- -----------------------
        Delaware International Small Cap Value Fund     $47,561 earned         $46,641 earned         $44,574 earned
                                                        $-0- paid              $36,741 paid           $33,310 paid
                                                        $47,561 waived         $9,900 waived          $11,264 waived
        ----------------------------------------------- ---------------------- ---------------------- -----------------------

         Delaware International is controlled and indirectly, wholly-owned by Delaware Management Holdings, Inc.

         Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the shares of each Fund dated as of April 19, 2001.

         The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its respective Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each class. Commencing February 1, 1998, the Distributor has elected voluntarily to waive 0.05% of the 0.30% 12b-1 plan expenses otherwise payable by Delaware Emerging Markets Fund A Class through January 31, 2003.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an agreement dated April 19, 2001. The Transfer Agent provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

OFFICERS AND TRUSTEES

         The business and affairs of Global Funds are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Global Funds hold identical positions in each of the other funds in the Delaware Investments family. As of December 31, 2001, the officers and trustees of Global Funds, as a group, owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares of each Fund.

         As of December 31, 2001, management believes the following accounts held 5% or more of a Class of shares of a Fund:

------------------------------------------ --------------------------------------------------- --------------- ------------
Class                                      Name and Address of Account                           Share Amount   Percentage
------------------------------------------ --------------------------------------------------- --------------- ------------
Delaware International Value Equity Fund   MLPF&S for the Sole Benefit of its Customers           172,646.840        6.78%
Class B                                    Attn: Fund Administration  - SEC#97HN8
                                           4800 Deer Lake Drive East, 2nd Fl.
                                           Jacksonville, FL 32246-6484
------------------------------------------ --------------------------------------------------- --------------- ------------
Delaware International Value Equity Fund   MLPF&S for the Sole Benefit of its Customers            72,056.500        9.80%
Class C                                    Attn: Fund Administration  - SEC#97HY9
                                           4800 Deer Lake Drive East, 2nd Fl.
                                           Jacksonville, FL 32246-6484
------------------------------------------ --------------------------------------------------- --------------- ------------
Delaware International Value Equity Fund   Norwest Bank Colorado NA TTEE                        3,165,558.980       49.91%
Institutional Class                        County of Los Angeles Def. Comp. and Thrift Plan
                                           c/o Great West Life & Annuity
                                           8515 E. Orchard Rd. #2T2
                                           Englewood, CO 80111-5037
------------------------------------------ --------------------------------------------------- --------------- ------------
                                           Northern Telecom Inc.                                1,608,427.660       25.36%
                                           Long Term Investment Plan
                                           c/o BTNY Service, Attn: Gina Anzalone
                                           34 Exchange Place, MS 3064
                                           Jersey City, NJ 07302-3885
------------------------------------------ --------------------------------------------------- --------------- ------------
Delaware Emerging Markets Fund             RS DMTC 401(K) Plan                                      8,277.270        5.35%
Class C                                    REMANCO
                                           Attn: Retirement Plans
                                           1818 Market Street
                                           Philadelphia, PA 19103-3638
------------------------------------------ --------------------------------------------------- --------------- ------------
Delaware Emerging Markets Fund             RS DMC Employee Profit Sharing Plan                    157,369.900       47.16%
Institutional Class                        Delaware Management Company
                                           Employment Profit Sharing Trust
                                           c/o Rick Seidel
                                           1818 Market Street
                                           Philadelphia, PA 19103-3638
------------------------------------------ --------------------------------------------------- --------------- ------------
                                           Chase Manhattan C/F                                     89,613.250       26.85%
                                           Delaware Group Foundation Fund Growth Portfolio
                                           Attn: Marisol Gordan - Global Investor Services
                                           3 Metrotech Center, 8th Floor
                                           Brooklyn, NY 11201-3800
------------------------------------------ --------------------------------------------------- --------------- ------------
                                           Chase Manhattan C/F                                     77,229.030       23.14%
                                           Delaware Group Foundation Fund Growth Portfolio
                                           Attn: Marisol Gordan - Global Investor Services
                                           3 Metrotech Center, 8th Floor
                                           Brooklyn, NY 11201-3800
------------------------------------------ --------------------------------------------------- --------------- ------------

--------------------------------------------- --------------------------------------------------- ----------------- --------------
Class                                         Name and Address of Account                             Share Amount     Percentage
--------------------------------------------- --------------------------------------------------- ----------------- --------------
Delaware International Small Cap Value Fund   Wells Fargo Investments LLC                               13,675.480         57.01%
Class A                                       Account 1377-2727
                                              420 Montgomery St.
                                              San Francisco, CA 94104-1298
--------------------------------------------- --------------------------------------------------- ----------------- --------------
                                              Charles Sacetti & Donna Salcetti JT/WROS                   4,475.030         18.65%
                                              11115 Candelight Ln.
                                              Potomac, MD 20854-2762
--------------------------------------------- --------------------------------------------------- ----------------- --------------
                                              Donaldson Lufkin Jenrette Securities Corporation,          1,761.560          7.34%
                                              Inc.
                                              P.O. Box 2052
                                              Jersey City, NJ 07303-2052
--------------------------------------------- --------------------------------------------------- ----------------- --------------
                                              Donaldson Lufkin Jenrette Securities Corporation,          1,388.330          5.78%
                                              Inc.
                                              P.O. Box 2052
                                              Jersey City, NJ 07303-2052
--------------------------------------------- --------------------------------------------------- ----------------- --------------
Delaware International Small Cap Value Fund   DMTC C/F The Simple IRA Account of Rocky's                 1,092.630         47.48%
Class B                                       Millwood Deli Inc.
                                              c/o Greg Santone
                                              466 Saw Mill River Rd.
                                              Millwood, NY 10546-1017
--------------------------------------------- --------------------------------------------------- ----------------- --------------
                                              DMTC C/F The Simple IRA Account of Rocky's                   868.230         37.73%
                                              Millwood Deli Inc.
                                              c/o Cheryl Santone
                                              466 Saw Mill River Rd.
                                              Millwood, NY 10546-1017
--------------------------------------------- --------------------------------------------------- ----------------- --------------
                                              Legg Mason Wood Walker Inc.                                  337.560         14.67%
                                              400-70830-19
                                              P.O. Box 1476
                                              Baltimore, MD 21202
--------------------------------------------- --------------------------------------------------- ----------------- --------------
Delaware International Small Cap Value Fund   Linda Familia                                                281.300         49.77%
Class C                                       TOD Jaime Familia
                                              Account J
                                              13 Harbour Dr.
                                              Blue Point, NY 11715-1420
--------------------------------------------- --------------------------------------------------- ----------------- --------------
                                              Linda Familia                                                281.300         49.77%
                                              TOD Matthew Familia
                                              Account M
                                              13 Harbour Dr.
                                              Blue Point, NY 11715-1420
--------------------------------------------- --------------------------------------------------- ----------------- --------------

         DMH Corp., DIAL Holding Company, Inc., Delaware Investment U.S., Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust) and Retirement Financial Services, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and the Manager are indirect, wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters currently located in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Global Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.

-------------------------------------------------- ------------------------------------------------------------------------
Trustee/Officer                                    Business Experience
-------------------------------------------------- ------------------------------------------------------------------------
*Charles E. Haldeman (53)                          Chairman and Trustee/Director of Global Funds and each of the other
                                                   24 investment companies in the Delaware Investments family

                                                   Chief Executive Officer of Delaware Management Company (a series of
                                                   Delaware Management Business Trust) and Vantage Investment Advisers
                                                   (a series of Delaware Management Business Trust)

                                                   President, Chief Executive Officer and Director of Delaware
                                                   Management Holdings, Inc. and Lincoln National Investment Companies,
                                                   Inc.

                                                   President and Chief Executive Officer of Delaware Lincoln Cash
                                                   Management (a series of Delaware Management Business Trust) and
                                                   Delaware Lincoln Investment Advisers (a series of Delaware Management
                                                   Business Trust)

                                                   Chief Executive Officer and Director of DMH Corp., Delaware
                                                   Investments U.S., Inc., Delaware Management Company, Inc. and
                                                   Delaware International Holdings Ltd.

                                                   Chief Executive Officer and Trustee of Delaware Management Business
                                                   Trust

                                                   Director of Delaware Service Company, Inc., Delaware Capital
                                                   Management, Inc., Retirement Financial Services, Inc. and Delaware
                                                   Distributors, Inc.

                                                   Chairman and Director of Delaware International Advisers Ltd.

                                                   Chief Executive Officer of Delaware General Management, Inc.

                                                   Before joining Delaware Investments in 2000, Mr. Haldeman was
                                                   President, Chief Operating Officer and Director at United Asset
                                                   Management from March 1998 to January 2000. Prior to that, Mr.
                                                   Haldeman was Director and Partner for Cooke and Bieler, Inc. from
                                                   June 1974 to March 1998.
---------------------------------------------------------------------------------------------------------------------------
---------------------------
*Trustee affiliated with Global Funds investment manager and considered an
"interested person" as defined in the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------- ------------------------------------------------------------------------
Trustee/Officer                                    Business Experience
-------------------------------------------------- ------------------------------------------------------------------------
*David K. Downes (62)                              President, Chief Executive Officer, Chief Financial Officer and
                                                   Trustee/Director of Global Funds and each of the other 32 investment companies in the Delaware Investments family

                                                   President and Director of Delaware Management Company, Inc.

                                                   President of Delaware Management Company (a series of Delaware
                                                   Management Business Trust)

                                                   President, Chief Executive Officer and Director of Delaware Capital
                                                   Management, Inc.

                                                   Chairman, President, Chief Executive Officer and Director of Delaware
                                                   Service Company, Inc. and Retirement Financial Services, Inc.

                                                   Chairman, Chief Executive Officer and Director of Delaware Management
                                                   Trust Company

                                                   President, Chief Operating Officer, Chief Financial Officer and
                                                   Director of Delaware International Holdings Ltd.

                                                   President, Chief Operating Officer and Director of Delaware General
                                                   Management, Inc.

                                                   Executive Vice President and Chief Operating Officer of Delaware
                                                   Lincoln Cash Management (a series of Delaware Management Business
                                                   Trust)

                                                   Executive Vice President, Chief Operating Officer and Chief Financial
                                                   Officer of Delaware Management Holdings, Inc., Founders CBO
                                                   Corporation, Delaware Distributors, L.P., Delaware Investment
                                                   Advisers (a series of Delaware Management Business Trust), Delaware
                                                   Lincoln Investment Advisers (a series of Delaware Management Business
                                                   Trust) and Vantage Investment Advisers (a series of Delaware
                                                   Management Business Trust)

                                                   Executive Vice President, Chief Operating Officer, Chief Financial
                                                   Officer and Trustee of Delaware Management Business Trust

                                                   Executive Vice President, Chief Operating Officer, Chief Financial
                                                   Officer and Director of DMH Corp., Delaware Distributors, Inc.,
                                                   Founders Holdings, Inc., Delaware Investments U.S., Inc. and Lincoln
                                                   National Investment Companies, Inc.

                                                   Director of Delaware International Advisers Ltd.

                                                   During the past five years, Mr. Downes has served in various executive capacities  at different times within Delaware Investments.
-------------------------------------------------- ------------------------------------------------------------------------
--------------------------
*Trustee affiliated with Global Funds investment manager and considered an
"interested person" as defined in the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------- ------------------------------------------------------------------------
Trustee                                            Business Experience
-------------------------------------------------- ------------------------------------------------------------------------
Walter P. Babich (74)                              Trustee/Director of Global Funds and each of the other 32 investment companies in the Delaware Investments family

                                                   460 North Gulph Road, King of Prussia, PA 19406

                                                   Board Chairman, Citadel Constructors, Inc.

                                                   From 1986 to 1988, Mr. Babich
                                                   was a partner of Irwin &
                                                   Leighton and from 1988 to
                                                   1991, he was a partner of I&L
                                                   Investors.

-------------------------------------------------- ------------------------------------------------------------------------
John H. Durham (64)                                Trustee/Director of Global Funds and each of the other 32 investment companies in the Delaware Investments family

                                                   P.O. Box 819, Gwynedd Valley, PA 19437

                                                   Private Investor.

                                                   Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                                   Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990.
                                                   Prior to 1992, with respect to Delaware Management Holdings, Inc.,
                                                   Delaware Management Company, Delaware Distributors, Inc. and Delaware
                                                   Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of
                                                   Complete Care Services from 1995 to 1999.

-------------------------------------------------- ------------------------------------------------------------------------
John A. Fry (41)                                   Trustee/Director of Global Funds and each of the other 24 investment companies in the Delaware Investments family.

                                                   3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                                   Executive Vice President, University of Pennsylvania

                                                   From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher
                                                   Education Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and Manager positions with KPMG Peat Marwick, ending with
                                                   Senior Manager from 1989 to 1991.

-------------------------------------------------- ------------------------------------------------------------------------
Anthony D. Knerr (63)                              Trustee/Director of Global Funds and each of the other 32 investment companies in the Delaware Investments family.

                                                   500 Fifth Avenue, New York, NY  10110

                                                   Founder and Managing Director, Anthony Knerr & Associates

                                                   From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                                                   Treasurer of Columbia University, New York.  From 1987 to 1989, he was
                                                   also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to
                                                   1990.  Mr. Knerr founded The Publishing Group, Inc. in 1988.

-------------------------------------------------- ------------------------------------------------------------------------

-------------------------------------------------- ------------------------------------------------------------------------
Trustee                                            Business Experience
-------------------------------------------------- ------------------------------------------------------------------------
Ann R. Leven (61)                                  Trustee/Director of Global Funds and each of the other 32 investment companies in the Delaware Investments family

                                                   785 Park Avenue, New York, NY  10021

                                                   Retired Treasurer, National Gallery of Art

                                                   From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of
                                                   Art and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National
                                                   Gallery of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC,
                                                   and from 1975 to 1992, she was Adjunct Professor of Columbia Business
                                                   School.

-------------------------------------------------- ------------------------------------------------------------------------
Thomas F. Madison (65)                             Trustee/Director of Global Funds and each of the other 32 investment companies in the Delaware Investments family

                                                   200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                                   President and Chief Executive Officer, MLM Partners, Inc.

                                                   From 1996 to 1999, Mr. Madison was Chairman of the Board of
                                                   Communications Holdings, Inc. From February to September 1994, Mr.
                                                   Madison served as Vice Chairman--Office of the CEO of The Minnesota
                                                   Mutual Life Insurance Company and from 1988 to 1993, he was President of
                                                   U.S. WEST Communications-Markets.

-------------------------------------------------- ------------------------------------------------------------------------
Janet L. Yeomans (53)                              Trustee/Director of Global Funds and each of the other 32 investment companies in the Delaware Investments family.

                                                   Building 220-13W-37, St. Paul, MN 55144

                                                   Vice President and Treasurer, 3M Corporation

                                                   From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial
                                                   Markets for the 3M Corporation; Manager of Benefit Fund Investments for
                                                   the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M
                                                   Corporation, 1983-1985; Consultant--Investment Technology Group of Chase
                                                   Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982;
                                                   Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

-------------------------------------------------- ------------------------------------------------------------------------

-------------------------------------------------- -------------------------------------------------------------------------
Officer                                            Business Experience
-------------------------------------------------- -------------------------------------------------------------------------
William E. Dodge (52)                              Executive Vice President and Chief Investment Officer, Equity of Global
                                                   Funds and each of the other 32 investment companies in the Delaware
                                                   Investments family, Delaware Management Holdings, Inc., Delaware
                                                   Management Company (a series of Delaware Management Business Trust),
                                                   Lincoln National Investment Companies, Inc. and Delaware Capital
                                                   Management, Inc.

                                                   Executive Vice President of Delaware Management Business Trust

                                                   President and Chief Investment Officer, Equity of Delaware Investment
                                                   Advisers (a series of Delaware Management Business Trust)

                                                   President of Vantage Investment Advisers (a series of Delaware
                                                   Management Business Trust)

                                                   Prior to joining Delaware Investments in 1999, Mr. Dodge was President,
                                                   Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer
                                                   Associates.
-------------------------------------------------- -------------------------------------------------------------------------
Jude T. Driscoll (38)                              Executive Vice President/Head of Fixed Income of Global Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company
                                                   (a series of Delaware Management Business Trust), Delaware Investment
                                                   Advisers (a series of Delaware Management Business Trust), Delaware
                                                   Lincoln Investment Advisers (a series of Delaware Management Business
                                                   Trust) and Lincoln National Investment Companies, Inc.

                                                   Executive Vice President of Delaware Management Business Trust,
                                                   Delaware Capital Management, Inc. and Delaware Lincoln Cash Management
                                                   (a series of Delaware Management Business Trust)

                                                   President and Director of Founders CBO Corporation

                                                   Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                                   President, Director of Fixed Income Process at Conseco Capital Management
                                                   from June 1998 to August 2000. Prior to that, he was Managing Director for NationsBanc Capital Markets from 1996 to 1998, Vice President of
                                                   Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco
                                                   Capital Management from 1989 to 1990.
-------------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------------- -------------------------------------------------------------------------
Officer                                            Business Experience
-------------------------------------------------- -------------------------------------------------------------------------
Richard J. Flannery (44)                           Executive Vice President, General Counsel and Chief Administrative
                                                   Officer of Global Funds and each of the other 32 investment companies in the Delaware Investments family

                                                   Executive Vice President, General Counsel and Chief Administrative
                                                   Officer of Delaware Management Company (a series of Delaware Management
                                                   Business Trust), Delaware Management Holdings, Inc., Delaware Investment
                                                   Advisers (a series of Delaware Management Business Trust), Delaware
                                                   Lincoln Cash Management (a series of Delaware Management Business Trust),
                                                   Delaware Lincoln Investment Advisers (a series of Delaware Management
                                                   Business Trust), Lincoln National Investment Companies, Inc. and Vantage
                                                   Investment Advisers (a series of Delaware Management Business Trust)

                                                   Executive Vice President and General Counsel of Founders CBO Corporation

                                                   Executive Vice President and General Counsel and Director of Delaware
                                                   International Holdings Ltd. and Founders Holdings, Inc.

                                                   Executive Vice President, General Counsel, Chief Administrative Officer
                                                   and Trustee of Delaware Management Business Trust

                                                   Executive Vice President, General Counsel, Chief Administrative Officer
                                                   and Director of Delaware Investments U.S., Inc., DMH Corp., Delaware
                                                   Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                   Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                   Management Trust Company and Delaware General Management, Inc.

                                                   President, Chief Executive Officer and Director of Delaware
                                                   Distributors, Inc.

                                                   President and Chief Executive Officer of Delaware Distributors, L.P.

                                                   Director of Delaware International Advisers Ltd. and HYPPCO Finance
                                                   Company Ltd.

                                                   During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

-------------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------------- -------------------------------------------------------------------------
Officer                                            Business Experience
-------------------------------------------------- -------------------------------------------------------------------------
Richelle S. Maestro (44)                           Senior Vice President, Deputy General Counsel and Secretary of Global
                                                   Funds and each of the other 32 investment companies in the Delaware
                                                   Investments family, Delaware Management Company (a series of Delaware
                                                   Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                   Corp., Delaware Investments U.S., Inc., Delaware Management Company,
                                                   Inc., Delaware Management Business Trust, Delaware Investment Advisers
                                                   (a series of Delaware Management Business Trust), Delaware Service
                                                   Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                   Services, Inc., Delaware Management Trust Company, Delaware General
                                                   Management, Inc., Delaware International Holdings Ltd., Founders
                                                   Holdings, Inc., Delaware Lincoln Cash Management (a series of Delaware
                                                   Management Business Trust), Delaware Lincoln Investment Advisers (a
                                                   series of Delaware Management Business Trust), Lincoln National
                                                   Investment Companies, Inc. and Vantage Investment Advisers (a series of
                                                   Delaware Management Business Trust)

                                                   Senior Vice President, General Counsel and Secretary of Delaware
                                                   Distributors, L.P. and Delaware Distributors, Inc.

                                                   Secretary of Founders CBO Corporation

                                                   During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

-------------------------------------------------- -------------------------------------------------------------------------
Joseph H. Hastings (52)                            Senior Vice President and Corporate Controller of Global Funds and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment Advisers (a series of Delaware Management
                                                   Business Trust)

                                                   Senior Vice President, Treasurer and Corporate Controller of Delaware
                                                   Management Holdings, Inc., DMH Corp., Delaware Management Company,
                                                   Inc., Delaware Management Company (a series of Delaware Management
                                                   Business Trust), Delaware Distributors, L.P., Delaware Distributors,
                                                   Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                                   Inc., Delaware International Holdings Ltd., Delaware Investments U.S.,
                                                   Inc., Founders Holdings, Inc., Delaware General Management, Inc.,
                                                   Delaware Management Business Trust, Delaware Lincoln Cash Management (a
                                                   series of Delaware Management Business Trust), Delaware Lincoln
                                                   Investment Advisers (a series of Delaware Management Business Trust),
                                                   Lincoln National Investment Companies, Inc. and Vantage Investment
                                                   Advisers (a series of Delaware Management Business Trust)

                                                   Executive Vice President and Chief Financial Officer of Retirement
                                                   Financial Services, Inc.

                                                   Executive Vice President, Chief Financial Officer, Treasurer and
                                                   Director of Delaware Management Trust Company

                                                   Senior Vice President and Assistant Treasurer of Founders CBO
                                                   Corporation

                                                   During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

-------------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------------- -------------------------------------------------------------------------
Officer                                            Business Experience
-------------------------------------------------- -------------------------------------------------------------------------
Michael P. Bishof (39)                             Senior Vice President and Treasurer of Global Funds and each of the other 32 investment companies in the Delaware Investments family

                                                   Senior Vice President/Investment Accounting of Delaware Service
                                                   Company, Inc., Delaware Capital Management, Inc., Delaware
                                                   Distributors, L.P., Delaware Management Company (a series of Delaware
                                                   Management Business Trust), Founders Holdings, Inc., Delaware Lincoln
                                                   Investment Advisers (a series of Delaware Management Business Trust)
                                                   and Vantage Investment Advisers (a series of Delaware Management
                                                   Business Trust)

                                                   Senior Vice President/Investment Accounting and Treasurer of Delaware
                                                   Investment Advisers (a series of Delaware Management Business Trust)

                                                   Senior Vice President/Manager of Investment Accounting of Delaware
                                                   International Holdings Ltd.

                                                   Senior Vice President and Assistant Treasurer of Founders CBO
                                                   Corporation

                                                   During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

-------------------------------------------------- -------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Global Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee for their respective fiscal years and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 2001. Only the independent trustees of the Fund receive compensation from the Fund.

     ------------------------- ------------------ ------------------------ ------------------- -------------------
                                                                                                     Total
                                                   Pension or Retirement       Estimated          Compensation
                                   Aggregate         Benefits Accrued            Annual               from
                                 Compensation           as Part of              Benefits            Delaware
                                  from Global          Global Funds               Upon            Investments
     Name                            Funds               Expenses             Retirement(1)        Companies(2)
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     Walter P. Babich               $1,378                 none                 $55,000             $84,411
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     John H. Durham                 $1,270                 none                 $55,000             $76,411
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     Anthony D. Knerr               $1,305                 none                 $44,362             $78,994
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     Ann R. Leven                   $1,378                 none                 $55,000             $84,411
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     Thomas F. Madison              $1,338                 none                 $55,000             $81,411
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     John A. Fry(3)                 $1,282                 none                 $55,000             $60,295
     ------------------------- ------------------ ------------------------ ------------------- -------------------
     Janet L. Yeomans               $1,252                 none                 $55,000             $76,182
     ------------------------- ------------------ ------------------------ ------------------- -------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of November 30, 2001, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director (other than John A. Fry) receives a total annual retainer fee of $55,000 for serving as a Trustee/Director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in the Delaware Investments family, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investment Funds receives an additional retainer of $10,000 from all investment companies.
(3) Charles E. Peck retired from the Board of Trustees of Global Funds and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000. John A. Fry joined the Board of Trustees/Directors of Global Funds and 24 other investment companies in the Delaware Investments family on January 1, 2001.

GENERAL INFORMATION

         Global Funds is an open-end management investment company. Global Funds was organized as a Maryland corporation on May 30, 1991 and reorganized as a Delaware business trust on November 23, 1999.

          Delaware International, the investment manager to the Fund, also provide investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         Delaware International manages several of the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity although actual performance will differ due to such factors as different expense levels, asset size and timing of purchases and redemption. See Delaware Group Premium Fund in Appendix B.

          Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                           -------------------------------------------------------------------------
                                           Delaware International Value Equity Fund
                                                        Class A Shares
                           -------------------------------------------------------------------------
                                                   Total
                           Fiscal                Amount of                               Net
                           Year                Underwriting     Amounts Reallowed     Commission
                           Ended                Commissions        to Dealers        to DDLP/DDI
                           ----------------- ------------------ ------------------ -----------------
                           11/30/01              $176,505            $17,838          $158,667
                           ----------------- ------------------ ------------------ -----------------
                           11/30/00               264,211            240,575            23,636
                           ----------------- ------------------ ------------------ -----------------
                           11/30/99               457,244            414,697            42,547
                           ----------------- ------------------ ------------------ -----------------

                           -------------------------------------------------------------------------
                                                Delaware Emerging Markets Fund
                                                        Class A Shares
                           -------------------------------------------------------------------------
                                                   Total
                           Fiscal                Amount of                               Net
                           Year                Underwriting     Amounts Reallowed     Commission
                           Ended                Commissions        to Dealers        to DDLP/DDI
                           ----------------- ------------------ ------------------ -----------------
                           11/30/01               $21,063             $2,819           $18,244
                           ----------------- ------------------ ------------------ -----------------
                           11/30/00               $37,185            $32,048            $5,137
                           ----------------- ------------------ ------------------ -----------------
                           11/30/99                28,289             24,291             3,998
                           ----------------- ------------------ ------------------ -----------------


                           -------------------------------------------------------------------------
                                            Delaware International Small Cap Fund
                                                        Class A Shares
                           -------------------------------------------------------------------------
                                                   Total
                           Fiscal                Amount of                               Net
                           Year                Underwriting     Amounts Reallowed     Commission
                           Ended                Commissions        to Dealers        to DDLP/DDI
                           ----------------- ------------------ ------------------ -----------------
                           11/30/01                $523               $ 68               $455
                           ----------------- ------------------ ------------------ -----------------
                           11/30/00                none               none               none
                           ----------------- ------------------ ------------------ -----------------
                           11/30/99                none               none               none
                           ----------------- ------------------ ------------------ -----------------


         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                 ------------------------------------------------------------------------
                                          Limited CDSC Payments
                 ------------------------------------------------------------------------
                 Fiscal                Delaware           Delaware          Delaware
                                     International        Emerging       International
                 Year                 Equity Fund       Markets Fund     Small Cap Fund
                 Ended                  A Class           A Class           A Class
                 ----------------- ------------------ ----------------- -----------------
                 11/30/01                   none            none              none
                 ----------------- ------------------ ----------------- -----------------
                 11/30/00               $105,591            none              none
                 ----------------- ------------------ ----------------- -----------------
                 11/30/99                   $618            none              none
                 ----------------- ------------------ ----------------- -----------------


         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

               -----------------------------------------------------------------------
                                           CDSC Payments
               -----------------------------------------------------------------------
                                     Delaware         Delaware          Delaware
               Fiscal             International       Emerging        International
               Year                Equity Fund      Markets Fund     Small Cap Fund
               Ended                 B Class          B Class            B Class
               ------------------ --------------- ----------------- ------------------
               11/30/01               $24,131          $2,441             none
               ------------------ --------------- ----------------- ------------------
               11/30/00              $170,357         $29,530             none
               ------------------ --------------- ----------------- ------------------
               11/30/99               147,720          13,747             none
               ------------------ --------------- ----------------- ------------------

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

                -----------------------------------------------------------------------
                                            CDSC Payments
                -----------------------------------------------------------------------
                                       Delaware          Delaware         Delaware
                Fiscal               International       Emerging      International
                Year                  Equity Fund      Markets Fund    Small Cap Fund
                Ended                   C Class          C Class          C Class
                ------------------ ------------------ --------------- -----------------
                11/30/01               $16,606            $109              none
                ------------------ ------------------ --------------- -----------------
                11/30/00               $16,712          $2,589              none
                ------------------ ------------------ --------------- -----------------
                11/30/99                $3,741            $203              none
                ------------------ ------------------ --------------- -----------------

         The Transfer Agent, an affiliate of the Managers, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 for each Fund plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Global Funds' advisory relationship with Delaware International and Delaware or its distribution relationship with the Distributor, Delaware and its affiliates could cause Global Funds to delete the words "Delaware Group" from Global Funds' name.

         JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for the Fund, JPMorgan maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Capitalization
         Global Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each of their respective Classes. Each Fund currently offers four classes of shares.

         While shares of Global Funds have equal voting rights, except as noted below, on matters affecting the Funds, each Fund would vote separately on any matter it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund. All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each Class of each Fund represents a proportionate interest in the assets of such Fund and has the same voting and other rights and preferences as the other classes of that Fund, except that shares of a Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the respective classes according to asset size, except that expenses of the 12b-1 Plans of each Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those Classes.

         Prior to September 6, 1994, Delaware International Value Equity Fund A Class was known as Delaware International Equity Fund class and Delaware International Value Equity Fund Institutional Class was known as Delaware International Equity Fund (Institutional) class.

         Effective as of August 16, 1999, the names of the Funds changed as follows. Corresponding changes were also made to each of the Funds' Classes.

        ------------------------------------------- --------------------------------------------
        Old name                                    New name as of August 16, 1999
        ------------------------------------------- --------------------------------------------
        International Equity Fund                   Delaware International Equity Fund
        ------------------------------------------- --------------------------------------------
        Emerging Markets Fund                       Delaware Emerging Markets Fund
        ------------------------------------------- --------------------------------------------
        International Small Cap Fund                Delaware International Small Cap Fund
        ------------------------------------------- --------------------------------------------

         As of November 23, 1999, Delaware Group Global & International Funds, Inc. changed its name to Delaware Group Global & International Funds.

         Effective as of June 28, 2001, the names of the Delaware International Equity Fund and Delaware International Small Cap Fund changed to Delaware International Value Equity Fund and Delaware International Small Cap Value Fund, respectively. Corresponding changes were also made to each of these Fund's Classes.

Noncumulative Voting
         All shares have noncumulative voting rights which means that the holders of more than 50% of Global Funds' shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Fund. Each Fund's service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Fund is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Group Global Funds and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended November 30, 2001 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

         The Fund has the ability to invest up to 10% of its net assets in high-yield, high risk fixed-income securities. The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities.

General Rating Information

------------------------------------- ----------- -------------------------------------------------------------------------
Moody's Investors Service -           Aaa         Bonds which are rated Aaa are judged to be of the best quality.  They
Bond Ratings                                      carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      Aa          Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      A           Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      Baa         Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      Ba          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      B           Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      Caa         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      Ca          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
------------------------------------- ----------- -------------------------------------------------------------------------
                                      C           Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
------------------------------------- ----------- -------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Debt Ratings
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.
--------------------------------------------------------------------------------
P-1 Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.
------------ -------------------------------------------------------------------
P-2 Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
------------ -------------------------------------------------------------------
P-3 Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Note Ratings
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.
--------------------------------------------------------------------------------

------------------------------------ --------------------------------------------------------------------------------------
MIG 1/VMIG 1                         This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
------------------------------------ --------------------------------------------------------------------------------------
MIG 2/VMIG 2                         This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.
------------------------------------ --------------------------------------------------------------------------------------
MIG 3/VMIG 3                          This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
------------------------------------ --------------------------------------------------------------------------------------
MIG 4/VMIG 4                         This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
------------------------------------ --------------------------------------------------------------------------------------

------------------------------------ ------------ -------------------------------------------------------------------------
S&P's - Bond Ratings                 AAA          Debt rated AAA has the highest rating assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.
                                     ------------ -------------------------------------------------------------------------
                                     AA           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
                                     ------------ -------------------------------------------------------------------------
                                     A            Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
                                     ------------ -------------------------------------------------------------------------
                                     BBB          Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
                                     ------------ -------------------------------------------------------------------------
                                     BB, B,       Debt rated BB, B, CCC or CC is regarded, on balance, as predominately
                                     CCC and      speculative with respect to capacity to pay interest and repay principal
                                     CC           in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
                                     ------------ -------------------------------------------------------------------------
                                     C            This rating is reserved for income bonds on which no interest is being paid.
                                     ------------ -------------------------------------------------------------------------
                                     D            Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
------------------------------------ ------------ -------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper Ratings
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
--------------------------------------------------------------------------------
A-1 The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.
------------ -------------------------------------------------------------------
A-2 Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.
------------ -------------------------------------------------------------------
A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Municipal Note Ratings
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
--------------------------------------------------------------------------------
SP-1         Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
------------ -------------------------------------------------------------------
SP-2         Satisfactory capacity to pay principal and interest.
------------ -------------------------------------------------------------------
SP-3         Speculative capacity to pay principal and interest.
------------ -------------------------------------------------------------------

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.

        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging companies.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

      Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C

                                Other Information



Item 23. Exhibits

         (a)      Agreement and Declaration of Trust.

                  (1)      Agreement and Declaration of Trust (December 17,
                           1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

                  (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (c)      Copies of All Instruments Defining the Rights of Holders.

                  (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

                  (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (d)      Investment Management Agreements.

                  (1) Executed Investment Management Agreement (November 23, 1999) between Delaware International Advisers Ltd. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

         (e)      (1)      Distribution Agreements.

                           (i)      Executed Distribution Agreement (April 19,
                                    2001) between Delaware Distributors, L.P.
                                    and the Registrant attached as Exhibit.

                           (ii) Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L. P. on behalf of the Registrant attached as Exhibit.

                           (iii) Executed Appendix A (December 20, 2001) to Financial Intermediary Distribution
                                    Agreement attached as Exhibit.

                  (2) Administration and Service Agreement. Form of Administration and Service Agreement (Module) (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed November 27, 1995.

                  (3) Dealer's Agreement. Incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

                  (4) Mutual Fund Agreement. Form of Mutual Fund Agreement for the Delaware Group of Funds (Module) (November
                           1995) incorporated into this filing by reference to Post-Effective Amendment No. 11 filed January 31, 1996.

         (f)      Inapplicable.

         (g)      Custodian Agreements.

                  (1) Executed Custodian Agreement (Module) (May 1, 1996) between The Chase Manhattan Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

                           (i) Executed Letter (July 21, 1997) to add International Small Cap Value Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

                           (ii) Executed Amendment to Custodian Agreement (November 20, 1997) between The Chase Manhattan Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 18 filed February 4, 1998.

                  (2)      Executed Securities Lending Agreement (December 22,
                           1998) between The Chase Manhattan Bank and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 26 filed on March 30, 2001.

         (h)      Other Material Contracts.

                  (1)      Executed Shareholders Services Agreement (April 19,
                           2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund attached as Exhibit.

                  (2) Executed Delaware Group of Funds Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

                           (i) Executed Amendment No. 24 (June 26, 2001) to Schedule A of Delaware Group Funds Fund Accounting Agreement attached as Exhibit.

                           (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

         (j)      Consent and Report of Auditors. Attached as Exhibit.

         (k)      Inapplicable.

         (l) Undertaking of Initial Shareholder. Incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed August 22, 1991.

         (m)      Plans under Rule 12b-1.

                  (1)      Form of Plan under Rule 12b-1 for Class A (April 19,
                           2001) attached as Exhibit.

                  (2)      Form of Plan under Rule 12b-1 for Class B (April 19,
                           2001) attached as Exhibit.

                  (3)      Form of Plan under Rule 12b-1 for Class C (April 19,
                           2001) attached as Exhibit.

         (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

         (o)      Inapplicable.

         (p)      Code of Ethics.

                  (1) Codes of Ethics for the Registrant, Delaware Management Company, a series of the Delaware Management Business Trust, Delaware International Advisers Ltd. and Delaware Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

                  (2) Codes of Ethics for Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

         (q) Trustees' Power of Attorney. incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant.
         None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

Item 26. Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

--------------------------- -----------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- -----------------------------------------------------------------------------------------------
*Charles E. Haldeman, Jr.   Chairman and Director of Delaware International Advisers Ltd.  Chief Executive Officer of
                            Delaware Management Company, Vantage Investment Advisers (each a series of Delaware
                            Management Business Trust) and Delaware General Management, Inc.  Chairman of each fund in the Delaware Investments family.  Chief Executive Officer and Director/Trustee of DMH Corp.,
                            Delaware Management Company, Inc., Delaware International Holdings Ltd., Delaware Management
                            Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
                            President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings, Inc.
                            and Lincoln National Investment Companies, Inc.  President/Chief Executive Officer of
                            Delaware Lincoln Cash Management and Delaware Lincoln Investment Advisers (each a series of
                            Delaware Management Business Trust).  Director of Delaware Service Company, Inc., Delaware
                            Capital Management Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc.
--------------------------- -----------------------------------------------------------------------------------------------

**G. Roger H. Kitson        Vice Chairman and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------

--------------------------- -----------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- -----------------------------------------------------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------------
**David G. Tilles           Managing Director and Chief Investment Officer of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Emberson             Chief Operating Officer/Finance Director/Company Secretary/Compliance Officer and Director of
                            Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Clive A. Gillmore         Senior Portfolio Manager and Deputy Managing Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Elizabeth A. Desmond      Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**John Kirk                 Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel G. May              Senior Portfolio Manager/Regional Research Director and Director of Delaware International
                            Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Christopher A. Moth       Senior Portfolio Manager/Director of Investment Strategy and Director of Delaware
                            International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hamish O. Parker          Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Robert Akester            Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Fiona A. Barwick          Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Joanna Bates              Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Gavin A. Hall             Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**W. Hywel Morgan           Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Nigel Bliss               Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Richard J. Ginty          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Darwati Hussain           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Ormala Krishnan           Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Emma R. E. Lewis          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Russell Mackie            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Martin Moorman            Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
**Hugh A. Serjeant          Portfolio Manager of Delaware International Advisers Ltd.
--------------------------- -----------------------------------------------------------------------------------------------
*David K. Downes            Director of Delaware International Advisers Ltd.  President of Delaware Management Company (a
                            series of Delaware Management Business Trust).  Chairman/President/Chief Executive Officer
                            and Director/Trustee of Delaware Services Company, Inc. and Retirement Financial Services,
                            Inc.  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management Trust
                            Company.  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                            Delaware Investments family.  President/Chief Executive Officer and Director/Trustee of
                            Delaware Capital Management, Inc.  President/Chief Operating Officer/Chief Financial Officer
                            and Director/Trustee of Delaware International Holdings Ltd.  President/Chief Operating
                            Officer and Director/Trustee of Delaware General Management, Inc.  President and Director of
                            Delaware Management Company, Inc.  Executive Vice President/Chief Operating Officer/Chief
                            Financial Officer and Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware
                            Management Business Trust, Lincoln National Investment Companies, Inc. and Founders Holdings,
                            Inc.  Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware
                            Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                            Distributors, L.P. and Founders CBO Corporation.  Executive Vice President/Chief Operating
                            Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business
                            Trust).
--------------------------- -----------------------------------------------------------------------------------------------

--------------------------- -----------------------------------------------------------------------------------------------
Name and Principal          Positions and Offices with Delaware International and its affiliates and other Positions and
Business Address            Offices Held
--------------------------- -----------------------------------------------------------------------------------------------
--------------------------- -----------------------------------------------------------------------------------------------
*John C.E. Campbell         Director of Delaware International Advisers Ltd. Executive Vice President/Global Marketing &
                            Client Services of Delaware Management Company, Delaware Investment Advisers, Delaware
                            Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                            Management Business Trust).
--------------------------- -----------------------------------------------------------------------------------------------
*George E. Deming           Director of Delaware International Advisers Ltd.  Senior Vice President/Senior Portfolio
                            Manager of Delaware Management Company, Delaware Investment Advisers (each a series of
                            Delaware Management Business Trust) and each fund in the Delaware Investments family.
--------------------------- -----------------------------------------------------------------------------------------------
*Richard J. Flannery        Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd.  Executive
                            Vice President/General Counsel/Chief Administrative Officer of Delaware Management Company,
                            Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                            Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust),
                            Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc., Founders CBO
                            Corporation and each fund in the Delaware Investments family.  President/Chief Executive
                            Officer and Director of Delaware Distributors, Inc.  President/Chief Executive Officer of
                            Delaware Distributors, L.P.  Executive Vice President/General Counsel/Chief Administrative
                            Officer and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                            Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services,
                            Inc., Delaware Management Trust Company, Delaware General Management, Inc., Delaware
                            Management Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
                            Executive Vice President/General Counsel and Director of Delaware International Holdings Ltd.
                            and Founders Holdings, Inc.  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown
                            Rd., Elverson, PA; Director and Member of Executive Committee; Membership Officer of
                            Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
--------------------------- -----------------------------------------------------------------------------------------------

 * Business address of each is 2005 Market Street, Philadelphia, PA 19103-7094. ** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each officer or partner of principal underwriter:

--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Investor        None
                                              Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
--------------------------------------------- -------------------------------------------- -----------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
--------------------------------------------- -------------------------------------------- -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
--------------------------------------------- -------------------------------------------- -----------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
--------------------------------------------- -------------------------------------------- -----------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
--------------------------------------------- -------------------------------------------- -----------------------------------------

* Business address of each is 2005 Market Street, Philadelphia, PA 19103-7094.

         (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

         (b)(2)   Information with respect to each officer or partner of LFD:

--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD               Positions and Offices with Registrant
--------------------------------------------- -------------------------------------------- -----------------------------------------
Westley V. Thompson**                         Chief Executive Officer                      None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stephen W. Long**                             Independent Planners & Insurance Head        None
                                              (interim)
--------------------------------------------- -------------------------------------------- -----------------------------------------
Stanley E. Brallier*                          Corporate Specialty Markets Head             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Phillip Holstein**                            Bank Channel Head                            None
--------------------------------------------- -------------------------------------------- -----------------------------------------
David M. Kittredge**                          Vice President/Center For Excellence         None
--------------------------------------------- -------------------------------------------- -----------------------------------------
William Lamoin**                              Chief Information Officer                    None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karen R. Matheson**                           Chief Financial Officer                      None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Therese M. Obringer**                         Chief Compliance Officer                     None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gregory W. Zabel*                             MGA Channel Head                             None
--------------------------------------------- -------------------------------------------- -----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
* 350 Church Street, Hartford, CT 06103-1106.
** 2001 Market Street, 4th Floor, Philadelphia, PA 19103.
------------------------------------------------------------------------------------------------------------------------------------

Item 28. Location of Accounts and Records.

         All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094, or in London at Third Floor, 80 Cheapside, London, England EC2V 6EE.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 31st day of January 2002.

                                     DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

                                     By /s/ Charles E. Haldeman, Jr.
                                        ----------------------------
                                            Charles E. Haldeman, Jr.
                                                   Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                    Signature                                            Title                                      Date
-----------------------------------------------     -----------------------------------------------        ----------------------
                                                    President/Chief Executive Officer/ Chief
                                                    Financial Officer (Principal Executive
                                                    Officer/ Principal Accounting Officer)
/s/ David K. Downes                                 and Trustee                                               January 31, 2002
-----------------------------------------------
David K. Downes

/s/ Charles E. Haldeman, Jr.                        Chairman and Trustee                                      January 31, 2002
-----------------------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich                          *     Trustee                                                   January 31, 2002
-----------------------------------------------
Walter P. Babich

/s/ John H. Durham                            *     Trustee                                                   January 31, 2002
-----------------------------------------------
John H. Durham

/s/ John A. Fry                               *     Trustee                                                   January 31, 2002
-----------------------------------------------
John A. Fry

/s/ Anthony D. Knerr                          *     Trustee                                                   January 31, 2002
-----------------------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                              *     Trustee                                                   January 31, 2002
-----------------------------------------------
Ann R. Leven

/s/ Thomas F. Madison                         *     Trustee                                                   January 31, 2002
-----------------------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans                          *     Trustee                                                   January 31, 2002
-----------------------------------------------
Janet L. Yeomans


                       *By /s/ Charles E. Haldeman, Jr.
                           ----------------------------
                           Charles E. Haldeman, Jr.
                            as Attorney-in-Fact for
                         each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.                       Exhibit
-----------                       -------
EX-99 (e)(1)(i)                   Executed Distribution Agreement (April 19, 2001) for Delaware Group Global &
                                  International Funds

EX-99 (e)(1)(ii)                  Executed Financial Intermediary Distribution Agreement (January 1, 2001) for
                                  Lincoln Financial Distributors, Inc.

EX-99 (e)(1)(iii)                 Executed Appendix A (December 20, 2001) to the Financial Intermediary
                                  Distribution Agreement

EX-99 (h)(1)                      Executed Shareholder Services Agreement (April 19, 2001)

EX-99 (h)(2)(i)                   Executed Amendment No. 24 (June 26, 2001) to Schedule A of Delaware Group
                                  Funds Fund Accounting Agreement

EX-99 (j)                         Consent and Report of Auditors

EX-99 (m)(1)                      Plan under Rule 12b-1 for Class A (April 19, 2001)

EX-99 (m)(2)                      Plan under Rule 12b-1 for Class B (April 19, 2001)

EX-99 (m)(3)                      Plan under Rule 12b-1 for Class C (April 19, 2001)